Exhibit 10.4

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING PAGE OF PAGES 1 51

2. CONTRACT Proc. Inst. Ident.) NO. W911QY-05-D-0004

3. EFFECTIVE DATE 14 Apr 2005

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W91A2K-4079-9030

5. [ILLEGIBLE] BY

[ILLEGIBLE] CONTRACTING DIVISION

ATTN: AMSRD-ACC-N

BUILDING 1, KANSAS STREET

NATICK MA 01760-5011

CODE W911QY

6. ADMINISTERED BY (If other than Item 5)

DCMA

DCMA MARYLAND

217 EAST REDWOOD STREET

SUITE 1800

BALTIMORE MD 21202-5299

CODE S2101A

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

S F A INC

MR. KEITH BUCHANAN

20 SOUTH WISNER STREET

FREDERICK MD 21701

CODE 0U5N7 FACILITY CODE

8. DELIVERY

[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

00 Days - 0000%; Net 30 Days

10. SUBMIT INVOICES

(4 copies unless otherwise specified)

TO THE ADDRESS SHOWN IN:

ITEM Block 6

11. SHIP TO/MARK FOR CODE See Schedule

12. PAYMENT WILL BE MADE BY CODE HQ0338

DFAS

DFAS-COLUMBUS CENTER

CO/SOUTH ENTITLEMENT OPS

PO BOX 182264

COLUMBUS OH 43218-2264

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

[ ] 10 U.S.C. 2304(c)( )

[ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO.

15B. SUPPLIES/SERVICES SEE SCHEDULE

15C. QUANTITY

15D. UNIT

15E. UNIT PRICE

15F. AMOUNT

15G. TOTAL AMOUNT OF CONTRACT $12,805.14

16. TABLE OF CONTENTS

(X) SEC. DESCRIPTION PAGE(S) (X) SEC. DESCRIPTION PAGE(S)

PART I - THE SCHEDULE

PART II - CONTRACT CLAUSES

X A SOLICITATION/ CONTRACT FORM 1-3

X B SUPPLIES OR SERVICES AND PRICES/ COSTS 4-14

X C DESCRIPTION/ SPECS./ WORK STATEMENT 15-30

X D PACKAGING AND MARKING 31-32

X E INSPECTION AND ACCEPTANCE 33-34

X F DELIVERIES OR PERFORMANCE 35-36

X G CONTRACT ADMINISTRATION DATA 37-38

X H SPECIAL CONTRACT REQUIREMENTS 39

X I CONTRACT CLAUSES 40-50

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

X J LIST OF ATTACHMENTS 51

PART IV - REPRESENTATIONS AND INSTRUCTIONS

K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

L INSTRS., CONDS., AND NOTICES TO OFFERORS

M EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [ ] CONTRACTOR’S NEGOTIATED AGREEMENT

Contractor is required to sign this document and return copies to issuing office.)

Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. [X] AWARD (Contractor is not required to sign this document)

Your offer on Solicitation Number W911QY-04-R-0011-0001 REF: dated February 7, 2005 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME AND TITLE OF CONTRACTING OFFICER

PAMELA J BURLESON / CONTRACTING OFFICER

TEL: (508) 233-4368 EMAIL: pamela.burleson@natick.army.mil

19B. NAME OF CONTRACTOR

BY (Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA

BY (Signature of Contracting Officer)

20C. DATE SIGNED

14-Apr-2005

NSN 7540-01-152-8069

PREVIOUS EDITION UNUSABLE

26-107

GPO 1985 O - 469-794

STANDARD FORM 26 (REV. 4-85)

Prescribed by GSA

FAR (48 CFR) 53.214(a)

The orders and modifications related to this contract have been omitted.

Global Defense Technology & Systems Inc. agrees to furnish a copy of any omitted order or modification to the Securities & Exchange Commission upon request.

W911QY-05-D-0004

Section A - Solicitation/Contract Form

CK CONTRACT INFO

CONTRACTOR: SFA INC.

1. Section B. Supplies and/or Services and Prices.

The following CLINS that were part of the Request for Proposal (RFP) DAAD16-04-R-0011 have been omitted from the award. SFA did not price these CLINS and the Government requirement for these items do not exist with an award to SFA Inc.

CLIN 0001 FIRST ARTICLE TEST UNITS WITH TRAILERS

CLIN 0002 CK SYSTEM SUPPORT PACKAGE

CLIN 0003 CONTRACTOR SUPPORT

CLIN 0004 SUPPLEMENTAL FIRST ARTICLE TEST UNIT

CLIN 0005 FIRST ARTICLE TEST PLAN

CLIN 0006 FIRST ARTICLE TEST REPORT (FATR)

CLIN 0008 VALIDATION REPORT

CLIN 0009 SAFETY ASSESSMENT REPORT

CLIN 0010 MAC & SUPPORTABILITY ANALYSIS SUMMARIES

CLIN 0011 PROPOSED SPARE PARTS LIST (PSPL)

CLIN 0012 PROVISIONING PARTS LIST (036 REPORT)

CLIN 0013 ENGINEERING DATA FOR PROVISIONING (EDFP)

CLIN 0106 STORAGE

CLIN 0206 STORAGE

CLIN 0306 STORAGE

CLIN 0406 STORAGE

CLIN 0407 REFURBISH SUPPLEMENTAL FAT UNIT

CLIN 0014, CONTRACTOR TRAINING SUPPORT is also omitted from award. SFA submitted a proposed price of $10,244.12 for this effort, however, the Government determined that the requirement no longer exist and does not accept their offer.

2. Section F. Deliveries or Performance

The Government accepted SFA’s proposed deliver schedule and removed the Government’s required delivery schedule from 52.21 1-8.

3. Section G. Contract Administration

The Contracting Officer and Contract Specialist are changed to Pamela Burleson and Roberta Boswell respectively. Telephone numbers and e-mail addresses are identified in paragraph Gl.c.

4. Section H. Special Contract Requirements

The following sentenance is added to paragraph H4, Reopening Negotiations Prior to Exercise of Options:

“If an agreement cannot be reached on the revised pricing the Government reserves the right to exercise the Options at the price stated in the contract.”

Paragraph H3, Ordering Sequence of Events, is removed and not used. The Government intends to award and proceed into production without conducting First Article Testing or Government Testing.

W911QY-05-D-0004

5. Section I. Contract Clauses

FAR Clause 52.209-3 First Article Approval-Contractor Testing (Sep 1989) Alternate II (Sep 1989) is removed. Requirement does not exsist.

6. Section J. List of Documents, Exhibits and Other Attachments

Contract Data Requirements Lists (CDRLS) A001, A002, A004-A009 are omitted from Exhibit A. Requirements no longer exsist.

Attachment 6, Drawings of Containerized Kitchen Current Configuration is removed. Drawings provided in DAAD16-04-R-0011 for “reference purposes only” during the solicitation process.

W911QY-05-D-0004

Page 4 of 51

Section B - Supplies or Services and Prices

BASE ORDERING PERIOD IS A ONE-YEAR PERIOD FROM THE DATE OF AWARD THROUGH 13 APR 2006 FOR THE FOLLOWING CLINS BEGINNING WITH CLIN 0007:

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0007		1	Each	$12,805.14	$12,805.14

Technical Manual (TM)
Technical Manual (TM) for Operator's Unit and Direct Support Maintenance Manual Including Repair Parts and Special Tools List (RPSTL) for Containerized Kitchen (CK). See Contract Data Requirements List (CDRL) A003 and SOW C8.3, C13, & C14.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT	$12,805.14
Funded Amount	$0.00

FOB: Destination

1ST OPTIONAL ORDERING PERIOD IS A ONE-YEAR PERIOD FROM 14 APRIL 2006 THROUGH 13 APRIL 2007 FOR THE FOLLOWING CLINS BEGINNING WITH CLIN 0101:

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0101 OPTION		25	Each	$155,282.73	$3,882,068.25

Containerized Kitchen / Trailer, Green
Containerized Kitchens with fabric and all exterior surfaces colored green in accordance with the Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT	$3,882,068.25
Funded Amount	$0.00

FOB: Destination

W911QY-05-D-0004

Page 5 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0102 OPTION		25	Each	$155,282.73	$3,882,068.25

Containerized Kitchen / Trailer, Tan
Containerized Kitchen with fabric and all exterior surfaces colored tan in accordance with Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $3,882,068.25

Funded Amount $0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0103 OPTION		1	Package	$6,044.61	$6,044.61

ASL Spares for Qty 1 CK
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 1 CK. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $6,044.61

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Page 6 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0104 OPTION		1	Package	$8,007.15	$8,007.15

ASL Spares for Qty 2-6 CKs
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 2-6 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT	$8,007.15
Funded Amount	$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0105 OPTION		1	Package	$17,064.49	$17,064.49

ASL Spares for Qty 7-15 CKs
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 7-15 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT	$17,064.49
Funded Amount	$0.00

FOB: Destination

2ND OPTIONAL ORDERING PERIOD IS A ONE-YEAR PERIOD FROM 14 APRIL 2007 THROUGH 13 APRIL 2008 FOR THE FOLLOWING CLINS BEGINNING WITH CLIN 0201:

W911QY-05-D-0004

Page 7 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0201		25	Each	$157,618.99	$3,940,474.75
OPTION	Containerized Kitchen / Trailer, Green Containerized Kitchens with fabric and all exterior surfaces colored green in accordance with the Statement of Work C3.2 and C10. PURCHASE REQUEST NUMBER: W91A2K-4079-9030				

ESTIMATED NET AMT	$3,940,474.75
Funded Amount	$0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0202		25	Each	$157,618.99	$3,940,474.75
OPTION	Containerized Kitchen / Trailer, Tan Containerized Kitchen with fabric and all exterior surfaces colored tan in accordance with Statement of Work C3.2 and C10. PURCHASE REQUEST NUMBER: W91A2K-4079-9030				

ESTIMATED NET AMT	$3,940,474.75
Funded Amount	$0.00

FOB: Destination

W911QY-05-D-0004

ITEM NO SUPPLIES/SERVICES ESTIMATED QUANTITY UNIT UNIT PRICE ESTIMATED AMOUNT

0203 OPTION ASL Spares for Qty 1 CK Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 1 CK. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only. PURCHASE REQUEST NUMBER: W91A2K-4079-9030 1 Package $6,174.61 $6,174.61

ESTIMATED NET AMT $6,174.61

Funded Amount $0.00

FOB: Destination

ITEM NO SUPPLIES/SERVICES ESTIMATED QUANTITY UNIT UNIT PRICE ESTIMATED AMOUNT

0204 OPTION ASL Spares for Qty 2-6 CKs Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 2-6 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only. PURCHASE REQUEST NUMBER: W91A2K-4079-9030 1 Package $8,193.87 $8,193.87

ESTIMATED NET AMT $8,193.87

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Page 9 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0205		1	Package	$17,466.23	$17,466.23
OPTION	ASL Spares for Qty 7-15 CKs				

Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 7-15 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $17,466.23

Funded Amount $0.00

FOB: Destination

3RD OPTIONAL ORDERING PERIOD IS A ONE-YEAR PERIOD FROM 14 APRIL 2008 THROUGH 13 APRIL 2009 FOR THE FOLLOWING CLINS BEGINNING WITH CLIN 0301:

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0301		25	Each	$159,687.30	$3,992,182.50
OPTION	Containerized Kitchen / Trailer, Green				

Containerized Kitchens with fabric and all exterior surfaces colored green in accordance with the Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $3,992,182.50

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Page 10 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0302 OPTION		25	Each	$159,687.30	$3,992,182.50

Containerized Kitchen / Trailer, Tan
Containerized Kitchen with fabric and all exterior surfaces colored tan in accordance with Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $3,992,182.50

Funded Amount $0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0303 OPTION		1	Package	$6,149.12	$6,149.12

ASL Spares for Qty 1 CK
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 1 CK. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $6,149.12

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Page 11 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0304 OPTION		1	Package	$8,218.80	$8,218.80

ASL Spares for Qty 2-6 CKs
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 2-6 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $8,218.80

Funded Amount $0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0305 OPTION		1	Package	$17,532.94	$17,532.94

ASL Spares for Qty 7-15 CKs
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 7-15 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $17,532.94

Funded Amount $0.00

FOB: Destination

4TH OPTIONAL ORDERING PERIOD IS A ONE-YEAR PERIOD FROM 14 APRIL 2009 THROUGH 13 APRIL 2010 FOR THE FOLLOWING CLINS BEGINNING WITH CLIN 0401:

W911QY-05-D-0004

Page 12 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0401 OPTION		25	Each	$159,916.37	$3,997,909.25

Containerized Kitchen / Trailer, Green
Containerized Kitchens with fabric and all exterior surfaces colored green in accordance with the Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $3,997,909.25

Funded Amount $0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0402 OPTION		25	Each	$159,916.37	$3,997,909.25

Containerized Kitchen / Trailer, Tan
Containerized Kitchen with fabric and all exterior surfaces colored tan in accordance with Statement of Work C3.2 and C10.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $3,997,909.25

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Page 13 of 51

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0403 OPTION		1	Package	$6,064.88	$6,064.88

ASL Spares for Qty 1 CK
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 1 CK. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $6,064.88

Funded Amount $0.00

FOB: Destination

ITEM NO	SUPPLIES/SERVICES	ESTIMATED QUANTITY	UNIT	UNIT PRICE	ESTIMATED AMOUNT
0404 OPTION		1	Package	$8,165.78	$8,165.78

ASL Spares for Qty 2-6 CKs
Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 2-6 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.
PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $8,165.78

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

ITEM NO SUPPLIES/SERVICES ESTIMATED QUANTITY UNIT UNIT PRICE ESTIMATED AMOUNT

0405 1 Package $17,433.58 $17,433.58 OPTION ASL Spares for Qty 7-15 CKs

Authorized Stockage List (ASL) Parts Package containing the items and quantities similar to those identified in Attachment 5 for a Quantity of 7-15 CKs. Attachment 5 is the ASL/PLL for the current CK configuration and is provided for reference purposes only.

PURCHASE REQUEST NUMBER: W91A2K-4079-9030

ESTIMATED NET AMT $17,433.58

Funded Amount $0.00

FOB: Destination

W911QY-05-D-0004

Section C - Descriptions and Specifications

STATEMENT OF WORK

C1 SCOPE. This Statement of Work (SOW) describes the work to be performed by the Contractor in conjunction with the fabrication, test, and delivery of the Containerized Kitchen (CK) with Trailer. The Contractor shall supply all necessary personnel, facilities, equipment and materials (except for Government Furnished Property/Material indicated in Section H) to accomplish the requirements set forth herein.

C1.1 Background. The Containerized Kitchen (CK) program was initiated to design, fabricate, and field next generation field kitchens which will serve the needs of the Army into the 21st century, enhancing the capability to meet evolving future feeding doctrine. The CK provides a labor efficient, rapidly deployable food preparation capability, able to prepare and serve a minimum of 800 meals up to three times per day. Configured within an 8-foot by 8-foot by 20-foot International Organization for Standardization (ISO) container for transportation, the CK is compatible with current and projected Army transport assets.

C2 APPLICABLE DOCUMENTS. The following documents form a part of the SOW to the extent specified herein. In the event of a conflict between the documents referenced in this paragraph, and the contents of the SOW, the contents of this SOW prevail.

C2.1 Military Specifications and Standards.

MIL-PRF-32026 Containerized Kitchen, 3 June 1998 Rev A

MIL-DTL-53072C Chemical Agent Resistant Coating (CARC) System Application Procedures and Quality Control Inspection, 6 June 2003

C2.2 Federal Acquisition Regulation (48 CFR Chapter 1) Clause

52.209-3 First Article Approval - Contractor Testing

C3 PERFORMANCE REQUIREMENTS. The Contractor shall manufacture and furnish the CK to meet the requirements of the Performance Specification and this SOW. The Contractor shall utilize commercial products, processes, and practices when possible to reduce production and operational support costs. For the purposes of this contract, all reference to the Performance Specification shall be construed to incorporate all requirements stated in the following paragraphs.

C3.1 Performance Specification. The CK shall meet all requirements in the Performance Specification for the Containerized Kitchen, MIL-PRF-32026 (Attachment 1), with the following exceptions:

C3.1.a When the CK is ordered Camouflage Green, 6 each, Fuel Cans, green, NSN 7240-01-337-5269 shall be provided. In addition, item 3 of Table III, can water, plastic, 5-gallon, sand, NSN 7240-00-089-3827 shall be replaced with, can, water, plastic, 5-gallon, green, NSN 7240-01-506-4426 in the same quantity.

C3.1.b When the CK is ordered Tan, 6 each, Fuel Cans, tan, NSN 7240-01-337-5268, shall be provided. In addition, items 1 and 11 of Table III shall be replaced with, Beverage dispenser, 5-gallon, sand, NSN 7310-01-093-7371 and, Insulated food container, sand, NSN 7360-01-452-0686, respectively in the same quantities.

C3.1.c The first sentence of paragraph 3.3.1.5 of the performance specification shall be modified to read: The CK shall have no less than one 110 volt, 15 amp, duplex outlet that is easily accessible in the mechanical room and no less than two 110 volt 15 amp outlets, which are easily accessible from the meal preparation area.

C3.2 Finish. The CK shall have nontoxic chemical agent resistant finish paint and stenciling paint in accordance with MIL-DTL-53072C. External painted surfaces shall be Camouflage Green 383 or Tan 33446. External fabric

W911QY-05-D-0004

surfaces shall be dyed Camouflage Green 483 or Desert Tan 459. (MIL-DTL-53072C is available for download at http://assist2.daps.dla.mil/quicksearch/)

C3.3 Identification Plate. The CK shall have an identification plate which is visible when the CK is mounted and dismounted from its trailer, in both transportation mode and operational mode, as defined in MIL-PRF-32026, Containerized Kitchen. The following information shall be provided on the identification plate:

a. item nomenclature

b. manufacturer

c. contract number

d. national stock number

e. serial number

f. gross weight

g. dimensions which locate the center-of-gravity in the three planes (when configured for transportation)

C3.4 Environmental Controls. In addition to the requirements stated in MIL-PRF-32026, the environmental control capability shall be designed to deliver cool air, with adjustable direction and flow rate, toward personnel working in the CK.

C3.5 Convention for Safe Containers (CSC) certification. The final fully integrated CK design shall be certified for compliance with Convention for Safe Containers (CSC) issued by an approved authority designated as such by the United States Coast Guard. The First Article Test Units and production units shall have a CSC safety approval plate with appropriate information and the plate shall be displayed as required by the appropriate Department of Transportation regulations. Each container shall be affixed with the seal of the approval authority.

C4 PROGRAM MANAGEMENT.

C4.1 Program Manager. The Contractor shall designate an individual as the Contractor’s Program Manager (PM). The PM shall serve as the primary Point Of Contact (POC) between the Government and Contractor, and shall be responsible for the coordination of all Contractor activities related to the contract. The PM shall have the authority to commit the Contractor to specific courses of action and accept direction from the Contracting Officer or their authorized representative(s). The PM shall be responsible for coordinating all meetings between the Government and the Contractor. The PM shall be responsible for bringing to the Contracting Officer’s attention any conflicts in the Contractor’s interpretation of the contract requirements (first by telephone and followed in writing) or problems that could adversely affect the Contractor’s ability to meet the stated quality, cost, or production/delivery schedule requirements.

C5 MEETINGS.

C5.1 Location of Meetings. Unless otherwise stated in the SOW all meetings referenced in Section C5 will be conducted at the Contractor’s facility. Also, the Government, at the request of the Contractor, will review any motions to combine meetings. The Contractor shall notify the Government of any changes to the scheduled meetings at least 7 days prior to the scheduled meeting, in order for the Government to coordinate participants and prepare for the meeting.

C5.2 Post Award Conference. The Contractor shall coordinate, schedule and conduct a Post Award Conference (PAC) with the Government at the Contractor’s facility. The Government anticipates this conference to be conducted within 30 calendar days of contract award. The purpose of the conference will be discussion of: Project orientation, transfer of background information, and contractual requirements. The Contractor shall ensure that all personnel and sub-contractors of the contract effort be in attendance. Scheduling of the PAC shall not change the delivery schedule of the contract. The Contractor shall be prepared to:

W911QY-05-D-0004

a. Conduct a review of the system requirements to ensure that they have been completely and properly identified and that there is a mutual understanding of the system requirements between the Government and the Contractor.

b. Conduct a review of the design to verify its capability to meet the Performance Specification.

c. Make available to Government representative(s) the documentation for production planning, manufacturing methods and controls, material and manpower resource allocation, production engineering, quality control and assurance program, production management organization, and controls over major subcontractors.

d. Make final arrangements for receipt of Government Furnished Equipment (GFE).

e. Document the PAC minutes and distributes those minutes via e-mail to the entire PAC attendees NLT a week from the PAC.

C5.3 Guidance Conference. The date and time for the Guidance Conference (GC) will be established during the PAC. This meeting shall take place at the Soldier Systems Center in Natick, MA within 30 days after the PAC to clarify all matters relating to development, preparation, and submission of contract data deliverables. The contractor shall be prepared to discuss all TM requirements as well. Additional guidance will be available through In-Process Review meetings. The GC will review milestones for the delivery and format of the Technical Data (TD) (CLINS 0005 through 0014).

C5.4 Pre-Production Review. The purpose of this review will be to verify that all lessons learned during First Article Tests and Government Field Evaluations have been incorporated into the design and technical data prior to full-scale production. At this time the Contractor shall demonstrate their readiness to begin full-scale production. The Contractor, prior to beginning full-scale production, shall schedule this review upon approval of the FAT Plan by the Government.

C5.5 In Process Reviews. The Contractor shall be prepared to host In Process Reviews (IPRs) not more than quarterly at their facility to review the progress of their effort throughout the Basic Ordering Period. IPRs shall be conducted on dates mutually agreed upon between the Government and the Contractor’s Program Manager, with the Government making the decision of whether an IPR is necessary. Topics for the IPR shall include, but is not limited to: manuals, provisioning, safety, system design, and quality assurance. The Contractor’s PM shall be prepared to brief the production status, schedule and any issues related to contract execution.

C5.6 Verification Conference. Verification is a Government responsibility. The contractor shall make available the necessary personnel, facilities, equipment, tools, test equipment, supplies, and pertinent documents required for Government Verification. Verification will be scheduled in accordance with the CDRL for Data Item A003. Verification will take place at the contractor’s facility. The contractor shall take corrective action resulting from the Verification and furnish the Final Reproducible Copy (FRC), digitized and PDF submissions, no later than the date specified on the DD Form 1423 for Data Item A003.

C5.7 Provisioning Conference. The Government provisioning conference shall take place at the Contractor’s facility within a week of the Verification Conference. The number of line items reviewed shall determine conference length. The Contractor should schedule approximately five (5) business days per 400 line items on the Provisioning Parts List (PPL). The Contractor shall support the provisioning conference with a work area for the end item and office space with adequate worktables and chairs. Government personnel shall have access to copy machine, paper, and telephone. The Contractor shall have one complete Government approved configuration of the end item(s) and associated contracted items for the Government provisioning conference. The Contractor shall provide (if required) labor for setup, disassembly, or assembly of the end item(s) to the extent necessary to verify provisioning data. The Contractor shall provide a technical consultant(s) familiar with all aspects of the end item to provide logistics and engineering support to the Government.

W911QY-05-D-0004

C6 CONFIGURATION MANAGEMENT. The Contractor shall implement and maintain an internal configuration management program for the CK throughout the life of the contract. EIA649, ‘National Consensus Standard for Configuration Management’, may be used as a guide for the Contractor’s configuration management program. Copies of this document may be purchased at http://www.eia.org

C6.1 Configuration Control. The Contractor shall use configuration control to manage proposed changes beginning with the submission of the First Article Test items. Configuration control shall be used to document the impact of proposed changes and to update configuration documentation. Following acceptance of the First Article Units, the Contractor shall not alter the design in form, fit, or function without prior approval from the Contracting Officer.

C6.2 Engineering Change Proposal (ECP). An ECP shall be prepared for proposed changes. At a minimum, the ECP shall include the following:

a. Date Prepared

b. ECP Number

c. Justification and Priority Code

d. System Designation (i.e. Cage Code, nomenclature, model, P/N)

e. Name of Part (or Lowest Assembly) Affected

f. Baselines Affected

g. Title of Change

h. Description of Change

i. Need for Change

j. Effect on Interfaces (i.e. Integrated Logistics Support (ILS), Interchangeability and Interoperability)

k. Total Costs/Savings

l. Retrofit Information (if applicable)

C6.3 Physical Configuration Baseline (PCBL). The Contractor shall control the PCBL using the change control and engineering release processes. The PCBL, which shall be in the Contractor’s own format, is the product performance requirement for replacement assemblies and spare/repair parts, engineering drawings, parts lists, process specifications and computer software configuration items. The PCBL shall support interchangeability and interoperability to a replaceable part level. All baselines shall be documented in the configuration status accounting database.

C7 TEST AND EVALUATION.

C7.1 Test Definition. The contract requires two sets of First Article Testing, as defined by Table V of the performance specification. The first is to be conducted on the two (2) First Article Test units (CLIN 0001), and the second testing will be conducted on a manufacturing sample (CLIN 0004). To avoid confusion, this second test will be called a Supplemental First Article Test.

C7.2 First Article Test (FAT). The Contractor shall conduct First Article Testing on a minimum of two units to verify conformance to the requirements in the Performance Specification. The Contractor shall be responsible for coordinating and scheduling all First Article Testing utilizing the appropriate facilities, equipment and procedures. The contractor may use Government test facilities, on a non-interference basis, for performance of some or all of the required First Article Tests. Reimbursement to the testing activity will include all direct and indirect costs associated with the testing. Prior to acceptance of the First Article Test Units, the Contractor shall be required, at no additional cost to the Government, to repair or replace any units, which are not in compliance with the Performance Specification, as well as any units damaged as a result of First Article testing. After acceptance of the First Article Test Units, the contractor shall deliver the two units with their System Support Packages (CLIN 0002) to Aberdeen Proving Grounds, Maryland for the Government to begin testing.

W911QY-05-D-0004

C7.3 Government Testing. The Government will conduct their testing following acceptance of the First Article Test Units. Government testing includes developmental testing and operational testing (i.e., all Government testing prior to full scale production).

C7.4 Technical Representation. The Contractor shall provide technical representation to support the Government testing by providing a technical representative in person, via telephone or facsimile communications between the working hours of 8:00 A.M. and 5:00 P.M. (in the time zone where the tests are being conducted). The Contractor shall also provide a minimum of 30 days (non-consecutive) of support in person, on approximately four separate trips, when requested by the Government, to support Government testing at Aberdeen Test Center, Aberdeen, Maryland. The technical representative shall be sufficiently conversant with the Contractor’s product to provide any needed guidance to the Government Representatives.

C7.5 Supplemental First Article Test. The contractor shall conduct the Supplemental First Article Test on a manufacturing sample, not a first article prototype. This test is required by the Government test agencies to verify corrective actions are made on the production units prior to delivery to the soldiers. The Government will not require all of the first article tests to be repeated, but will only require the first article tests necessary to verify that all deficiencies identified during all previous testing have been corrected. It is the Government’s objective to minimize this testing and perform only the tests required to verify the changes made on the production items. The Supplemental First Article Test Unit shall remain at the Contractor’s facility for the duration of the contract. At the completion of the contract, the unit shall be cleaned, upgraded to the final CK configuration, and delivered for Government inspection and acceptance prior to fielding as a Production Unit.

C8 TECHNICAL PUBLICATIONS, DATA AND REPORTS.

C8.1 Test Plans/Procedures. The Contractor shall provide test plans/procedures which describe both the First Article and Supplemental First Article Tests and the Production Tests and verifications for the CK in accordance with CDRL A001. The plan procedures for the Production Test and the Supplemental First Article Test shall be a subset of the First Article Test plan and procedures.

C8.2 Test/Inspection Report. The Contractor is required to submit a First Article Test/Inspection Report in accordance with CDRL A002. Upon completion of the First Article Test, the Government may approve, conditionally approve, or reject the First Articles in accordance with Section I, Federal Acquisition Regulation (FAR) Clause 52.209-3, First Article Approval - Contractor Testing. The Supplemental First Article Test results will be included in the First Article Test Report. The Government Approval of the final FAT Report will not be provided until the results of the Supplemental First Article Test have been included in the FAT Report and reviewed by the Government.

C8.3 Technical Manuals for Operators, Unit and Direct Support Maintenance Manual Including Repair Parts and Special Tools List. The Contractor shall provide an instruction/operation and care/maintenance manual for the CK. The manual shall describe the procedures for set up, tear down, operation, maintenance, repair, and storage of the CK. All technical manuals (i.e., the manual for the CK and the GFE manuals for the generator, Modern Burner Unit, and MBU power converter) shall be packed with each CK produced. The Contractor shall provide the manual for the CK in accordance with the SOW and CDRL A003.

C8.4 Validation Report. The contractor shall provide a Validation Report in accordance with the SOW and CDRL A004.

C8.5 Safety Assessment Report. The contractor shall provide Safety Assessment Report (SAR) in accordance with the SOW and CDRL A005.

C8.6 Provisioning. The contractor shall provide Provisioning Data in accordance with the SOW and CDRLS A006, A007, A008 and A009.

W911QY-05-D-0004

Page 20 of 51

C9 SPARE/REPAIR PARTS. The contractor shall identify and provide spare/repair parts (CDRL A007) for the CK in accordance with the Provisioning Parts List (CDRL A008), for the life of the contract. The contractor shall provide an Authorized Stockage List (ASL) Package to support the CK. All individual parts are to be marked with National Stock Number (NSN) if assigned. If no NSN has been assigned, individual parts shall be identified by part number.

C10 CK TRAILER.

C10.1 The Contractor shall provide the CK Trailer, NSN 2330-01-506-5979, and trailer manual with all First Article Test Units, Supplemental First Article Test Unit, and Production Units unless otherwise directed by the Government.

C10.2 The CK Trailer, NSN 2330-01-506-5979, shall be painted TAN when supplied with TAN CKs.

C10.3 The CK shall be mounted and secured on the CK Trailer prior to delivery.

C11 WARRANTY PERFORMANCE. The Contractor shall provide a warranty covering workmanship, materials, design, and compliance with the Performance Specification and this SOW.

C12 UPGRADES AND PRE-PLANNED PRODUCT IMPROVEMENTS: During the life of this contract, the Government may request the contractor to incorporate additional features into the system as part of a Pre-Planned Product Improvement (P3I) program. P3I efforts may include, but not be limited to, container bail-bar system design; new heat transfer technologies for food service equipment; and gray water treatment and transfer technologies.

C13 DEVELOPMENT AND PRODUCTION OF EQUIPMENT PUBLICATIONS.

C13.1 The contractor shall develop and produce Technical Manual (TM) 10-7360-XXX-23&P, Containerized Kitchen (CK), to include Repair Parts Special Tools List (RPSTL) and RPSTL artwork in accordance with this Statement of Work (SOW), the applicable military standards (MIL-STDs), regulations, and the TM Requirements Matrix (Attachment 2).

DATA ITEM	AUTHORITY	TITLE	SOW PARAGRAPH
A003	MIL-STD 40051-2	Operator's Unit and Direct Support Maintenance Manual Including Repair Parts and Special Tools List (RPSTL)	C13.3
A004	DI-MISC-80711A	Contractor Validation Report	C13.4

C13.2 Applicable Documents (TM)

MIL-PRF-49506	Logistics Management Information.
MIL-STD-40051-2	Department of Defense Standard Practice, Preparation of Digital Technical Information for Page-Based Technical Manuals, 15 October 2004
MIL-STD-38784 & Chg 1	Standard Practice for Manuals, Technical General Style and Format Requirements, 2 July 1995 and Change Notice 1, 15 November 2000.

DOD FAR Supplement Clause 252.246-7001 Warranty of Data

W911QY-05-D-0004

D1-MISC-80711A Scientific and Technical Reports

MIL-HDBK-1222C Guide to the General Style and Format of U.S. Army Work Package Technical Manuals, 8 October 2004 (For Guidance Only)

AR 25-30 The Army Publishing Program, 2 June 2004

DA PAM 25-40 Army Publishing: Action Officers Guide, 29 December 2003

MIL-STD 40051-2, MIL-STD 38784, MIL-PRF 49506, DI-MISC-80711A, and MIL-HDBK 1222C are available at the following URL: http://www.dodssp.daps.dla.mil

AR 25-30 and DA Pam 25-40 are available at the following URL: http://www.usapa.army.mil

C13.3 Publication Requirements. The contractor shall produce a Preliminary Technical Manual (PTM) (refer to DA PAM 25-40, paragraph 14-3b) in accordance with this SOW, CDRL A003 (TM for Operator’s, Unit and Direct Support Maintenance Manual, Including Repair Parts and Special Tools List (RPSTL)) and the TM Requirements Matrix (Attachment 2) for Containerized Kitchen (CK). The PTM is required to meet all the format requirements of the applicable military specifications and standards and the technical content (operating and basic component maintenance instructions) must be adequate for use in new equipment training prior to, and for use during, the technical testing period. The PTM may include information from preexisting manufacturer’s manuals, engineering drawings and engineering and test documentation. Corrections to the PTM shall be made by the contractor to reflect results of technical testing. The contractor shall conduct a validation of the PTM (see SOW C13.4.), at which the Government reserves the right to act as observers. Corrections shall be made to reflect the results of the contractor’s validation, and the resulting draft may be used as the 2nd submittal TM if the resulting draft complies with all format and content requirements of applicable standards and regulations.

The contractor shall produce a 2nd submittal TM, 3rd submittal TM and Final Reproducible Copy (FRC) in accordance with this statement of work, DD Form 1423, and the TM Requirements Matrix (Attachment 2). All maintenance procedures identified in the approved Two-Level Maintenance Allocation Chart (MAC) shall have corresponding maintenance, troubleshooting or Preventive Maintenance Checks and Services (PMCS) procedures within the TM, as applicable.

All submissions must conform to format and content requirements in the applicable military standards and specifications. The 2nd submittal TM must include corrections from the contractor and Government testing, and the contractor’s validation effort. The 3rd submittal TM shall include changes from Government review and testing. The FRC shall include final resolution of all comments and recommendations made as a result of validation, verification, and testing. If errors are found in the FRC, it shall be considered a draft TM until the contractor corrects the errors. After Government approval of the FRC, it is submitted for printing and distribution or for distribution by means of electronic media. The contractor shall produce RPSTL information and artwork as required. The RPSTL assemblies and subassemblies shall be in the same sequential order as the approved MAC. The RPSTL text, illustrations and indexes shall be in accordance with this SOW and the MIL-STD 40051-2 RPSTL references as indicated in the TM Requirements Matrix included in Attachment 2.

After Government approval of the FRC, it is submitted for printing and distribution and for distribution by means of an electronic media.

C13.4 Contractor Validation. The contractor shall conduct a validation of the PTM produced in accordance with paragraph C13.3 and CDRL A003. This validation shall be held at the contractor’s facility. The contractor shall notify the Government no less than 30 days prior to conducting the validation. The Government will schedule observers as needed. The contractor shall notify the Government, in writing, of the results of the contractor validation in accordance with this SOW and CDRL A004. At a minimum, this correspondence shall include the

W911QY-05-D-0004

Page 22 of 51

dates of the Validation effort, an overview of the effort, specific tasks validated and changes identified as a result of the Validation.

C14 ADDITIONAL TECHNICAL MANUAL REQUIREMENTS.

C14.1 TM Over-pack Requirements. The contractor shall over-pack one copy of the Government furnished Department of the Army authenticated technical manuals with each end item of contracted hardware delivered to the Government as prescribed on the applicable DD Form 1423.

C14.2 Digitized Delivery. The contractor shall submit digitized text and graphics (MS Word or equivalent) of the technical publications in accordance with MIL-STD 40051-2. The digitized data shall reflect the content of the text and graphics contained in the FRC accepted by the Government.

C14.3 Portable Document Format (PDF). The Contractor shall submit a PDF file (Adobe Acrobat or equivalent) of the technical publications in accordance with MIL-STD 40051-2. The PDF file(s) shall reflect the content of the text and graphics contained in the final reproducible copy (FRC) accepted by the Government.

C14.4 Acceptance or Rejection of Submissions. No scheduled submission requirement shall be considered to have been met until the Government has accepted the submission. Acceptance or rejection of all submittals shall be based on whether they conform to contractual requirements. When a submission is determined to be acceptable for Verification, the Government will coordinate and schedule the Verification conference in accordance with the schedule established on the CDRL for Data Item A003.

C14.5 Approved Technical Manual(s). An approved TM shall meet the requirements of this Statement of Work and meet content and format requirements of applicable military specifications and standards. The contractor, at no additional cost to the Government, shall incorporate changes resulting from First Article Test (FAT) and the Supplemental First Article Test into the manual. The Contractor shall ensure that data deliverables accurately reflect all changes resulting from approved Design Change Notices (DCNs), Engineering Change Proposals (ECPs), Requests for Waiver (RFW), etc. The cost of data changes resulting from DCNs, ECPs and RFWs shall be included in the basic cost for these items.

C14.6 Warranty of Data. Refer to DOD FAR Supplement clause 252.246-7001 for warranty of data requirements and invocation stipulation.

C15 PROVISIONING

C15.1 This section of the Statement of Work (SOW) specifies tasks and actions required for providing the Government a complete range of technical data necessary to ensure logistical support of the contracted end item.

C15.2 Reference

The following references are part of this SOW for delivery of technical data as specified in this SOW and DD Form 1423.

DATA ITEM	TITLE	SOW PARAGRAPH
A006	Maintenance Allocation Chart and Supportability Analysis Summaries	C15.5
A007	Proposed Spare Parts List (PSPL)	C15.6
A008	Provisioning Parts List (PPL)	C15.7
A009	Engineering Data For Provisioning (EDFP)	C15.8

W911QY-05-D-0004

SPECIFICATIONS/STANDARDS TITLE

MIL-STD-40051-2 Department of Defense Standard Practice, Preparation of Digital Technical Information for Page-Based Technical Manuals, 15 October 2004

DI-ALSS-81530 Logistics Management Information (LMI) Summaries;

Maintenance Allocation Chart and Supportability Analysis Summaries

DI-ILSS-80134A Proposed Spare Parts List (PSPL)

DI-ALSS-81529 Logistics Management Information (LMI) Data Product; Provisioning Parts List (PPL)

Statement of Work Engineering Data for Provisioning (EDFP)

OTHER PUBLICATIONS TITLE

H2/H6 Federal Item Name Directory for Supply Cataloging; available for download at http://www.dlis.dla.mil/H6/

H4/H8 Commercial and Government Entity Code (CAGEC); available for download at http://www.dlis.dla.mil/cage_welcome.asp

AR 700-82 and AR 750-1 are available for download at http://www.usapa.army.mil.

MIL-PRF-49506 and Data Item Descriptions are available at http://assist2.daps.dla.mil/quicksearch.

C15.3 REQUIREMENTS. The Contractor shall perform tasks specified as follows:

C15.3.1 Provisioning Data Development. The Contractor shall identify to the Government the most effective method of Logistics Management Information (LMI) development, delivery, and strive to eliminate unnecessary intermediate steps or deliverables. It is not the intent of the Government to prescribe the Automatic Data Processing (ADP) software used for data processing. The ADP systems that are cost effective are encouraged. The LMI provisioning data product must be compatible between the Government and Contractor ADP systems. Provisioning data shall be submitted in accordance with Performance Specification Logistics Management Information, MIL-PRF-49506 and shall contain all data elements selected from Appendix B (Attachment 4).

C15.3.2 Input media requirements for provisioning data: TACOM, ILSC, Soldier, Biological, Chemical uses the Army Materiel Command (AMC) developed Commodity Command Standard System (CCSS) applications program to process provisioning data. These programs are designed to accept a 3 1/2 inch High Density Diskette or Compact Disk (CD) formatted with DOS 3.3 or higher and which meets the following criteria:

a. ASCII text file format

b. No header data

c. 80 columns in width

d. Carriage return code for line end

Data submitted on the 3 1/2 inch High Density Diskette might be compressed if the decompression utility is submitted on the diskette. The decompression utility must provide 100% decompression with no errors.

W911QY-05-D-0004

C15.3.3 To verify the characteristics of a High Density Diskette, a transmittal letter or form, with the diskette characteristics shall be used to convey the diskette to the recipient(s) specified on DD Form 1423.

C15.3.4 PowerLOG Logistics Support Data System is an acquisition logistics data management tool that satisfies requirements for the Logistics Management Information (LMI) and Logistics Support Analysis Record (LSAR). It can be used to develop, evaluate, review and integrate logistics data for materiel systems and generate logistics support summaries such as the Provisioning Parts List (PPL), Repair Parts and Special Tools List (RPSTL), Provisioning Technical Documentation (PTD), Maintenance Allocation Chart (MAC), maintenance plan, Supporting Equipment Recommendation Data (SERD), Failure Modes Criticality Analysis (FMCA), packaging requirements and bill of materials. PowerLOG is downloadable at https://www.logsa.army.mil/alc/powerlog/.

C15.4 Provisioning Quality Assurance and Data Review. To ensure that a mutual understanding of the provisioning requirement exists between the Government and Contractor, the following conferences and reviews are required:

Guidance Conference (See SOW C5.3)

In-Process Review(s) (See SOW C5.5)

Provisioning Conference (See SOW C5.7)

C15.4.1 Purpose of provisioning conference: Acquire and use provisioning technical documentation (PTD) and supplemental provisioning technical documentation (SPTS) to identify supply support for the end item (EI). To complete provisioning actions associated with the provisioning decision process, that is, selecting, coding, computing, cataloging, procuring and distributing of support items. The provisioning conference will be used as a tool to identify and verify the items on the Repair Parts Special Tools List (RPSTL) and concurrently listed on the Provisioning Parts List (PPL) supported with the Engineering Data for Provisioning (EDFP) against the as-built production model of the end item.

C15.4.2 Objective: The primary objectives of the Army provisioning activities are to ensure that minimum initial stocks of support items and associated technical documentation are available at using organizations and at maintenance and supply activities, and that logistics data are updated with field experience to assure maintenance sustainment throughout the fielding process. The initial stocks are required to sustain the programmed operation of systems and EI until normal replenishment can be accomplished. Equipment will be provided to support the stated system availability or system readiness objectives (SRO). Support is to be provided at the least initial investment cost to the Government.

C15.5 Maintenance Allocation Chart. The Maintenance Allocation Chart (MAC) designates overall authority and responsibility for the performance of maintenance functions on the identified end item or component within the Army maintenance system. The MAC shall be prepared in Top down Break down sequence, in two-level format, and contain all functional groups that require maintenance. The Contractor shall prepare the MAC in hard copy and electronic format. The MAC shall include all maintenance significant components, assemblies, subassemblies, and modules. No item will be deleted from the MAC without prior Government approval. If a maintenance function is a replacement function only for a repair part, the item shall not be listed in the MAC, unless not listing the item would result in deletion of the group number, in which case the item shall be listed in order to retain the functional group number. Items requiring a test procedure before replacement shall also be listed on the MAC.

C15.5.1 The MAC will be prepared in accordance with the Army Maintenance System per Army Regulation (AR) 750-1. The Army Maintenance System levels are as follows:

a. Unit.

b. Direct Support (DS)

c. General Support (GS)

d. Depot (if justified)

The final MAC will be prepared in the two-level format prescribed by MIL-STD-40051-2, Appendix G, Figure G-7.

W911QY-05-D-0004

Page 25 of 51

SECTION II. MAINTENANCE ALLOCATION CHART

NOMENCLATURE OF END ITEMS:

(1) GROUP NUMBER	(2) COMPONENT/ ASSEMBLY	(3) MAINTENANCE FUNCTION	(4) MAINTENANCE CATEGORY C O F H D	(5) TOOLS & EQUIPMENT	(6) REMARKS

C15.5.2 Unit maintenance is performed by a crew, the operator of the equipment, or unit maintenance personnel. It is characterized by quick turnaround based on repair by replacement and minor repairs. Maintenance operations normally assigned to the unit level include the following:

a. Inspection by sight and touch of external and other easily accessible components.
b. Lubrications, cleaning, preserving, tightening, and minor adjustments to easily accessible mechanical, electrical, hydraulic, and pneumatic systems.
c. Diagnosis and isolation of materiel malfunctions that can be readily traced to a defective module (component or assembly).
(1) Easy to interpret built-in Test Equipment (BITE).
(2) Simple "go-no-go" indicators.
(3) Installed instrumentation.
(4) Easy to use and interpret external diagnostic and fault isolation devices such as automatic test equipment.
d. Replacement of modules on a time change basis or those determined to be worn, damaged, or otherwise defective that:
(1) Can be readily removed and installed with easy-to-use common tools.
(2) Do not require critical adjustment, calibration, or alignment before or after installation.
e. Replacement of easily accessible unserviceable parts usually not requiring special tools or test materiel (e.g. knobs, gauges, wheels, track shoes, and expandable antennae).

C15.5.3 Direct Support (DS) is characterized by highly mobile forward orientation repair of items by replacement of unserviceable modules. Direct Support will be used more in mobile teams to assist with forward repair. Operations normally assigned to this level include the following:

a. Diagnosis and isolation of materiel or module malfunctions, adjustment, and alignment of modules that can be readily completed with assigned tools and Test, Measurement and Diagnostic Equipment (TMDE).
b. Maintenance on organic TMDE; repair and calibration of organic and supported units system-peculiar TMDE.
c. Operation of a Repairable Exchange facility to include the repair of designated unserviceable modules and components.
d. Provision of quick reaction materiel readiness and technical assistance support to unit maintenance elements by the use of highly mobile maintenance support teams to perform or assist in the performance of authorized malfunction diagnosis (to include battle damage assessment), adjustment, alignment, repair, and replacement of modules and end items on site.

C15.5.4 General Support (GS) will perform all maintenance functions beyond the capability of DS. General Support maintenance is characterized by semi-fixed facilities. Maintenance at this level will be job or production line operations. Operations normally assigned to GS maintenance include the following:

a. Diagnosis and isolation of materiel and module malfunctions to the internal part level; adjustment, alignment, and repair of materiel and modules.
b. Replacement of defective modules beyond the authorized capability of lower maintenance levels.
c. Repair of modules or components by grinding or machining, beyond the capability of DS.
d. Repair of modules by replacement of internal and external parts.
e. Performance of heavy body, hull, turret, and frame repair to include:

W911QY-05-D-0004

(1) Steel and aluminum welding

(2) Wood and machine cutting

(3) Pressing, shearing, sanding, and painting

f. Maintenance on organic TMDE. Repair and calibration of organic and support units systems-peculiar TMDE.

C15.5.5 Depot Maintenance will be primarily production-line-oriented. Maintenance capability will include overhaul, modification, calibration, analytical, special, and nondestructive testing/inspection, cannibalization and fabrication of item not supported by the supply system. Depot Maintenance designation shall be supported by the Operational Requirements Document (ORD), Supportability Analysis Summaries and detailed by the Depot Maintenance Work Requirement (DMWR).

C15.5.6 Supportability Analysis Summaries for MAC.

Purpose of Summaries: To set forth basic principles, objectives, policies, and assign responsibilities for maintenance and provisioning of the end items. To provide guidance for planning, managing, executing, and evaluating provisioning programs within the framework of the Acquisition process using Integrated Logistic Support (ILS) techniques.

The summaries provide maintenance planning information to the Government that may be used to develop initial fielding plans for the end item support structure. These summaries may also be used to verify that the maintenance actions and support structure are aligned with the Government’s requirements and maintenance concept. The report(s) shall consist of information in support of the development of the MAC and shall detail the analysis behind MAC maintenance times, maintenance levels and functional group breakdown. The summary depicts the average man-hours required to perform one occurrence of a maintenance function at a specific maintenance level. The displayed average is weighted by the task frequencies associated with the maintenance functions. Report(s) may be prepared in contractor format and shall be submitted with the MAC. Appendix A of MIL-PRF-49506 (Attachment 3) outlines supportability analysis summary requirements.

C15.5.6.1 Government Approval and Acceptance of MAC. The Contractor shall submit the MAC with Supportability Analysis Summaries to the Government during the required In Process Review. After Government review and acceptance of MAC breakdown and supportability analysis summaries, the approved MAC shall form the base line for the associated technical manuals and provisioning effort. Any revision made to the MAC after Government acceptance shall be reviewed at an IPR and approved by the Government.

C15.6 Proposed Spare Parts List. The Contractor shall submit a Proposed Spare Parts List (PSPL) that is formatted in the same sequence as the MAC in top down breakdown sequence. This list, structured at the end item level, shall include all parts, materials etc., required for the maintenance and operation of the end item. The PSPL shall contain all tools, test equipment (including built-in test), repair kits and repair parts sets required to maintain and operate the end item.

C15.6.1 The PSPL content shall include the following:

a. All consumable and expendable items.

b. Complete item name.

c. Prime manufacturer or vendor part number.

d. Commercial and Government Entity Code (CAGEC).

e. National Stock Number (NSN). (If known)

f. Quantity per end item.

g. Unit of issue (e.g., each, feet, lot).

h. Estimated unit price, if exact price is not known.

i. Recommended quantity to sustain operation of the end item for one year of operation.

j. Alphanumeric numbering of items on list.

k. Shelf life (if not indefinite).

W911QY-05-D-0004

C15.6.2 General rules for consolidating parts into kits are:

a. Seventy percent or more of the non-common hardware parts are applied during most single repair actions.

b. Application of seventy percent or more of the kit will improve reliability of the repaired item.

c. Cost of the kit parts less common hardware is thirty percent or less than the item to which applied

C15.6.3 Common and Bulk Items will be accounted for in their normal position within the top down breakdown sequence. Bulk items will be listed for all items that are source coded “M”(make). Bulk items are items such as electrical wire or gasket material that the repair item is made from.

C15.6.4 The Contractor shall make maximum use of existing Government numbers for all common hardware items. In all cases, where they exist, the Contractor will use Military Specifications (MIL-SPEC), Military Standard (MS), Federal Specifications (FED-SPEC) or other Government standard numbers for provisioning items such as, but not limited to, nuts, bolts, washers, wire, rope, screws, lubricants, springs, roll pins, and clevis pins.

C15.6.5 The PSPL shall contain a separate listing of all proposed Component of End Items (COEI), Basic Issue Items (BII) and Additional Authorization List items (AAL). COEI are major components/spares that make up the end item. These items are part of the end item and must be with the end item whenever it is issued or transferred between property accounts. BII are essential ancillary items required to operate the equipment and to enable it to perform the mission and function for which it was designed or intended. BII items are required to put the end item into operation, operate it, and do emergency repairs. AAL items are not issued as part of major end items and are not listed on end item engineering drawings as part of the end item national stock number (NSN). AAL items are optional and used to support the end item during operation.

C15.6.6 The PSPL shall identify any deviation of repair parts from all previous models of the end item.

C15.7 Provisioning Parts List. The Contractor shall prepare a Provisioning Parts List (PPL) with all data elements selected from Appendix B of MIL-PRF-49506 (See Attachment 4) in 80-card column format. The PPL shall be a recommended Spares List from the contractor to the Government for Initial procurement of repair parts. The PPL shall be in a Top-Down breakdown structure consistent with the MAC. The MAC, RPSTL AND PPL organization shall be consistent. All National Stock Number (NSN) items shall be Source coded “P”. Procured and non-procured items should be coded consistent with Army Regulation 700-82. The end item shall be numbered Provisioning List Item Sequence Number (PLISN) AAAA. Repair items will start with PLISN 0010 and each following item incremented by a minimum of 10. Deviation of PLISN numbering shall be addressed to the Government.

C15.7.1 Common and Bulk Items will be accounted for in their normal position within the top down breakdown sequence when maintenance practices establish a need for a “manufacture from” item. A minimum of two (2) “make from” entries is required to list an item as a bulk item. The appearance of an item using a bulk material will list that dimension used at the particular application/location and will have a unique and individual part number identifying it. The PLISN listing the actual bulk item will reflect the actual part number for the bulk material. If a portion of bulk item appears more than once, each appearance will require a PLISN listing of that portion at that location. Bulk items are listed in the PPL by the drawing number of location of where the item is to be installed and identified by CAGE and Part Number. Additional remarks in the description column identify size, length or shape of these items. The stocked bulk item (bulk material the portions are manufactured from) will appear in the PPL at the end of the PLISN structure. Bulk items shall be listed in a bulk items list at the end of the RPSTL in functional group 99. Bulk items list will contain the total quantity of the item used on the end item.

C15.7.2 The Contractor shall use an approved item name for all entries in the PPL for any repair parts. The Contractor shall review the H6 Federal Name Directory and select the most appropriate name for the provisioned item. Selected approved item name will be used in all technical manual (TM) maintenance processes and procedural references. Contractor naming will he reviewed at the Government provisioning conference to determine acceptance or rejection of submitted approved item names. Deviation from approved item names may be addressed at this

W911QY-05-D-0004

conference. The Contractor shall update the TM, PPL, and RPSTL with the Government accepted and approved item name of the provisioned item.

C15.7.3 Contractor shall prescreen all submitted repair parts (CAGEC and Part number) for existing National Stock Numbers (NSN) within the Department of Defense supply system and include this information on the submitted PPL. Contractor shall keep a record all NSN research efforts and final results. Confirmation of screened NSNs on PPL will take place at the Government Provisioning Conference by Defense Logistics Information Service (DLIS). The DLIS screening of the PPL will be utilized to update the PPL. The DLIS screening results will take precedence over all other references. On near matches between the PPL reference numher and the DLIS screening results, the Government will determine the correct reference number and configuration for the PPL. The Government will determine the final Source, Maintenance and Recoverability (SMR) code. The Contractor shall update the PPL and RPSTL with the Government approved SMR, CAGEC, part number, NSN, and description of the provisioned item.

C15.7.4 The PPL shall be available at the Provisioning Conference

C15.7.5 The PPL shall contain all data fields selected from MIL-PRF-49506, Appendix B before being accepted by the Government. The PPL report shall pass the Commodity Command Standard System Provisioning Master Record Pre-edit with an error rate of less than 2% before final acceptance by the Government. The Government will determine acceptance or rejection of material and notify Contractor within 30 days of submission. If rejected the Contractor will have 30 days for necessary corrections and return to the Government.

C15.8 Engineering Data for Provisioning. Engineering Data for Provisioning (EDFP) is used to describe parts/assemblies and consist of data such as engineering drawings, specifications, standards, photographs, sketches and descriptions, dimensions and the necessary assembly and general arrangement drawings, schematic diagrams, wiring and cable diagrams, etc., needed to indicate the physical characteristics, location, and function of the item. Engineering Data for Provisioning shall clearly and completely identify the item and who (Commercial and Government Entity Code) either produces the item or from whom the item was purchased. All sources of supply used by the Contractor to procure each item listed on the PPL shall be identified.

C15.8.1 EDFP is used to ensure items entered into the Army supply system are cataloged correctly and can be procured. EDFP is used to identify the provisioned item and to identify to other Government organizations what specifically to buy to support the end item. Data submitted without a Commercial and Government Entity Code (CAGEC) shall be rejected.

C15.8.2 EDFP shall be provided for each item appearing on the Provisioning Parts List (PPL), first appearance only, except for items that are documented by the Government drawings, specifications or standards, or nationally recognized industry association specifications or standards. At a minimum, the technical documentation must provide the following: technical identification of items for maintenance of items for maintenance support consideration to include its location within the next higher assembly, i.e., internal locations of an electrical component within an engine starter assembly. If the drawing, commercial literature, specification or standard does not identify the location of the part within the end item, then a sketch or illustration must be attached to that specific document. The Repair Parts and Special Tools List (RPSTL) artwork will be acceptable if approved by the Government. The technical documentation shall be provided on hardcopy and electronic media.

C15.8.3 Technical Data submitted and EDFP shall be annotated with the Provisioning Contract Control Number (PCCN), Provisioning Control Code (PCC), Provisioning Line Item Sequence Number (PLISN), Commercial and Government Entity Code (CAGEC) and manufacturers part number. Technical data and EDFP will match the data/drawing to the PLISN on the Provisioning Parts List (PPL) for all items. On Associated List, the alphanumeric numbering (PLISN) will appear next to the item identification. The Engineering Drawings and Associated List will be provided in Alpha Numeric numbering (PLISN) sequence to be compatible with the PPL. If commercial literature is provided, the CAGEC and Alphanumeric (PLISN) numbering will be annotated next to the appropriate manufacturers part number with the PCCN. The specifications, or standard must also have the alpha numeric (PLISN) numbering annotated next to the specific item.

W911QY-05-D-0004

C15.8.4 EDFP will be organized in alphanumeric order by the PLISN sequence and consistent with the MAC and Repair Parts Special Tools List (RPSTL).

C15.8.5 Engineering Data for Provisioning shall be available at the Government Provisioning Conference. Acceptance or rejection of the submitted material will be determined at the Government Provisioning Conference.

C15.8.6 EDFP submitted when the contractor or original manufacture has proprietary data rights will be marked in such a manner as to identify the rights, limited or unlimited. These markings shall be in accordance with Defense Federal Acquisition Regulation Supplement 252.227-7013, Rights In Technical Data.

C.16 SYSTEM SAFETY.

C16.1. The contractor shall meet all the safety related paragraphs in MIL-PRF-32026. The contractor’s design is based on performance criteria, therefore, the contractor shall establish system safety processes and procedures to integrate hazard identification, assessment, and elimination or control into the design and production effort required by this contract. Safety or Health hazards shall be eliminated or reduce to a Risk Assessment Code of IE, IID, IID, IV, or less. MIL-STD-882D may be used as guidance.

C16.2. The contractor shall perform a comprehensive and detailed evaluation of the safety risk being assumed by the Government through the operation and maintenance of the contractor’s product. The contractor’s evaluation shall identify all safety features of the system design, identify specific nationally recognized safety related standards or test laboratories the system or its components comply with, and verify compliance with safety requirements of the Government’s equipment purchase description. In addition, the contractor shall identify and evaluate any procedural or design related hazards that may be present in the system, and develop the specific controls and precautions that should be followed during system use to prevent personnel injury or equipment damage. Health related hazards (e.g., noise, hazardous chemicals, toxic substances), as well as physical hazards, shall be addressed. Any hazards subsequently discovered during production and fielding shall be eliminated or reduced below the above identified risk assessment codes (RACs) and appropriate warnings be incorporated in the TMs by the contractor at no additional cost to the Government.

C16.3. The results of the contractor’s safety evaluation shall be submitted to the Government in a Safety Assessment Report (SAR) (CDRL A005). Contractor format may be used but the content shall include the information specified in DI-SAFT-80102B. The hazard list specified in DI-SAFT-80102B shall include the following information for each hazard, as a minimum:

a. Description of the hazard.

b. Initial hazard risk assessment code.

c. Actions taken or required to eliminate or control the hazard (e.g., design changes, warning or caution signs on the equipment, safe procedures and precautions in technical manuals).

d. Final hazard risk assessment code, which takes into account the control measure.

e. Status of corrective action (i.e., indicate if actions are complete, or identify any remaining contractor or government actions necessary to resolve the hazard).

f. The hazard risk assessment code for each hazard identified shall be assigned by using the definitions and matrix given below.

g. Definitions for hazard severity.

(1) Category 1 - CATASTROPHIC; the total destruction of the system, or an injury or occupational illness resulting in a fatality or permanent total disability.

W911QY-05-D-0004

Page 30 of 51

(2) Category 2 - CRITICAL; major system damage requiring system overhaul, or severe injury or occupational illness resulting in a permanent partial disability.

(3) Category 3 - MARGINAL; minor system damage requiring maintenance that would cause down time beyond the day, minor injury causing loss of time from work beyond the day or shift, or minor occupational illness causing loss from work or disability at any time.

(4) Category 4 - NEGLIGIBLE; system damage, injury or occupational illness less than that specified in categories I, II, and III.

h. Definitions for hazard probability.

(1) Category A - FREQUENT; likely to occur frequently (continually experienced in the inventory).

(2) Category B - PROBABLE; will occur several times (will occur frequently within the inventory).

(3) Category C - OCCASIONAL; likely to occur some time (will occur several times within the inventory).

(4) Category D - REMOTE; unlikely but possible to occur (unlikely but can reasonably be expected to occur within the inventory).

(5) Category E - IMPROBABLE; so unlikely, it can be assumed occurrence may not be experienced (unlikely to occur within the inventory, but possible).

i. Hazard risk assessment code. The hazard risk assessment code is a combination of the hazard severity and hazard probability categories as depicted in the table below.

Hazard Risk Assessment Code Matrix.						
HAZARD		HAZARD PROBABILITY				
SEVERITY		A	B	C	D	E
Catastrophic	1	1A	1B	1C	1D	1E
Critical	2	2A	2B	2C	2D	2E
Marginal	3	3A	3B	3C	3D	3E
Negligible	4	4A	4B	4C	4D	4E

C17 TRAINING PACKAGE SUPPORT.

The contractor shall provide support to the Government and the Government's contractor for the development of the CK training package. This support shall include technical personnel, access to the CK, CK components, and office space with adequate worktables and chairs. The contractor shall provide (if required) labor for setup, disassembly, or assembly of the end item(s) to the extent necessary to develop the training data. The contractor's technical personnel shall be familiar with all aspects of the CK. The contractor shall provide this support for a minimum of 20 days (non-consecutive). The support shall begin during the development of the First Article units and continue thru the completion of the design, which includes the development of the manual.

W911QY-05-D-0004

Section D - Packaging and Marking

SECTION D. PACKAGING, HANDLING, AND STORAGE

a. The Containerized Kitchen (CK) and associated spare/repair parts shall be preserved, packaged and packed for shipment in accordance with ASTM-D-3951-98.

b. The Contractor shall develop cost efficient packaging data for all newly provisioned items using MIL-STD- 2073-ID as a guide. The Contractor may recommend commercial alternatives to military and Federal specifications and standards when they meet U.S. Army packaging requirements for packaging, transportation, storage, and handling in extreme environments.

c. The Contractor shall be responsible for the preservation, packaging, and packing of its spare items, such that adequate protection is provided against corrosion, deterioration, and physical damage during shipment, handling and storage until the time of its use. The levels of preservation, packaging, and packing shall be Level C and shall be accomplished in accordance with MIL-STD-2073-ID.

d. Level C. Protection shall be required to meet the most severe worldwide shipment, handling, and storage conditions. A Level C pack must, in tandem with the applied preservation, be capable of protecting material from the effects of direct exposure to extremes of climate, terrain, and operational and transportation environments.

e. The CK and repair/spare parts shall be preserved, packaged, and packed for shipment in accordance with MIL-STD-2073-ID.

f. All hardware necessary for erection and operation of the shelter shall be secured within the shelter as specified on the drawings. The parts in the equipment container and in the shelter shall be secured and padded, as required, to insure that no damage shall occur to the parts, the equipment container, or to the shelter during shipment. Items shall be packed in polyethylene bag and boxed conforming to style RSC-L, grade V3x of ASTM D 5118. End-loading or top-loading boxes are acceptable. Each box shall be closed (method 2A2, 2A4, 2B3, 2B4, 2B7, 2D3, or 2D6) and sealed (method B) in accordance with ASTM D 1974. This applies to spare parts only and does not apply to the system.

g. The following packaging requirements are based on a HQ Department of the Army (HQDA) Memorandum dated 9 July 2002. “HDQA Implementation of Department of Defense (DOD) Policy on the European Community Decision on Entry of Non-manufactured Wood Products into Europe.” This policy will serve to ensure both the European Community (EC) and United Nations (UN) International Plant Protection Convention (IPPC) measures are met. All shipments shall comply with the following requirements:

All wood packaging comprised in whole or in part of non-manufactured wood of conifers, except that of the Thuja, originating in Canada, China, Japan and the United States and similar packaging including pallets, boxes, crates, load boards and pallet collars, whether or not actually in use in the transport of objects of all kinds shall be:

(1) Heat treated or kiln dried to a minimum core temperature of 56 degrees Centigrade at least 30 minutes in a closed chamber or kiln which has been tested, evaluated and approved officially by The American Lumber Standard Committee (ALSC) for this purpose. In addition the wood shall display an official ALSC approved heat treated or kiln-dried marking enabling the identification of where and by whom the above treatment has been completed.

(2) The box/pallet manufacturer and the manufacturer of wood used as inner packaging shall be authorized as an inspection agency accredited by the Board of Review of the American Lumber Standard Committee, P.O. Box 210, Germantown, Maryland, 20875-0210 (Phone 301-972-1700). The quality

W911QY-05-D-0004

mark shall be placed on both ends of the outer packaging, between and end cleats or end battens, on two sides of the pallet.

h. Marking for shipment and storage shall be in accordance with MIL-STD-129P and MIL-STD-130, Unique Identification (UID) is a mandatory requirement. Shipping container markings shall be durable and legible and shall include the item nomenclature, national stock number (after assigned), quantity, weight and cube, contract number, and Contractor name and address.

i. The Contractor’s commercial practice is acceptable in the event these provide the required protection IAW American Society for Testing and Materials ASTM-D-3951.

j. Items shall be shipped to the addresses specified in each Delivery Order. All shipments shall be marked with the contract and delivery order number(s).

NOTE:

Referenced Military Standards and Handbooks are available at http://assist2.daps.dla.mil/quicksearch.

The following American Society for Testing and Materials (ASTM) have been adopted by the Department of Defense (DOD). Copies of these documents may be purchased from the American Society for Testing and Materials 100 Barr Harbor Drive West Conshohocken, Pennsylvania, United States, 19428-2959. http://www.astm.org/

ASTM-Dl974-98, Standard Practice for Methods of Closing, Sealing, and Reinforcing Fiberboard Boxes1

ASTM-D3951-98, Standard Practice for Commercial Packaging1

ASTM-D5118/D5118M-95, Standard Practice for Fabrication of Fiberboard Shipping Boxes1

W911QY-05-D-0004

Page 33 of 51

Section E - Inspection and Acceptance

E1. QUALITY ASSURANCE PROVISIONS

a. The Contractor shall be responsible for submitting items that conform to the contract requirements. The Contractor shall perform all necessary inspections and tests to assure conformance prior to submitting items to the Government. Any items submitted which do not conform to the Performance Specifications or SOW shall be corrected by the Contractor.

b. The Contractor shall establish and maintain an effective system to assure that only acceptable items are presented to the Government. The Contractor shall establish methods to verify the requirements specified in the Performance Specification (Attachment 1). The Contractor is required to repair or replace any defective items. The Government reserves the right to witness all Contractor inspections, inspect documentation, and perform those verification tests it deems necessary to determine conformance to specified requirements.

c. The Contractor shall allow the Contracting Officer or Government authorized representative(s) to enter the Contractor's or any subcontractor's facility for the purpose of observation or consultation during all ordering periods.

d. Prior to acceptance of each lot, the Government reserves the right to review the submitted items for compliance with the contractual requirements.

E2. INSPECTION AND ACCEPTANCE

a. The Government reserves the right to perform quality assurance inspections to determine conformance to contract requirements at the Contractor's place of performance identified in this contract. The Government will inspect the Contractor's submissions (deliverables) and products as specified in this contract.

b. Inspection of the items to determine conformance to contract requirements performed under this contract shall be accomplished by the Contracting Officer's Representative(s) (CORs) and/or the cognizant DCMC office indicated on the award page of this contract. Acceptance of the items performed under this contract shall be accomplished by the Contracting Officer's Representative(s) (CORs) or designated Government Representative(s).

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0007	Destination	Government	Destination	Government
0101	Origin	Government	Origin	Government
0102	Origin	Government	Origin	Government
0103	Origin	Government	Origin	Government
0104	Origin	Government	Origin	Government
0105	Origin	Government	Origin	Government
0201	Origin	Government	Origin	Government

W911QY-05-D-0004

Page 34 of 51

0202	Origin	Government	Origin	Government
0203	Origin	Government	Origin	Government
0204	Origin	Government	Origin	Government
0205	Origin	Government	Origin	Government
0301	Origin	Government	Origin	Government
0302	Origin	Government	Origin	Government
0303	Origin	Government	Origin	Government
0304	Origin	Government	Origin	Government
0305	Origin	Government	Origin	Government
0401	Origin	Government	Origin	Government
0402	Origin	Government	Origin	Government
0403	Origin	Government	Origin	Government
0404	Origin	Government	Origin	Government
0405	Origin	Government	Origin	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies--Fixed Price	AUG 1996
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

CLAUSES INCORPORATED BY FULL TEXT

52.246-11 HIGHER-LEVEL CONTRACT QUALITY (FEB 1999)

The Contractor shall comply with the higher-level quality standard selected below.

ISO 9001:2000 Quality Systems-Model For Quality Assurance In Design, Development, Production, Installation and Servicing

(End of clause)

W911QY-05-D-0004

Page 35 of 51

Section F - Deliveries or Performance

F1. Delivery Information

CLIN, Delivery Date, Quantity, and Ship to Address will be identified on each individual Delivery Order.

F2. Delivery Addresses

a. Two First Article Test Units with System Support Packages (CLINS 0001 & 0002) will be delivered FOB Destination to the U.S. Army Aberdeen Test Center at Aberdeen Proving Ground, MD.

b. The Supplemental First Article Test Unit (CLIN 0004) will be delivered FOB Origin at the contractor's facility where it will remain for the duration of the contract deliverables until final disposition instructions by the Government.

c. Technical Data (CLINS 0005-0013) will be submitted to the ILSC Logistics Support Team for distribution to the respective Government POCs.

TACOM
Soldier PSID, ILSC
ATTN: AMSTA-LC-CECL (Frank Howe)
Kansas Street
Natick, MA 01760-5052

FOB Destination

CLINS 0101-0105; 0201-0205; 0301-0305; 0401-0405, and 0407: Production Units and ASL Packages

Address TBD
The Shipping Addresses will be
Determined by Fielding Plan

FOB Destination

The specific delivery addresses for the Containerized Kitchen (CK) Production units will be determined by the US Army Fielding Plan. The Contractor may assume that approximately equal shipments of the CKs to include spare and repair parts will be shipped to the following locations: Fort Hood, TX; Fort Bliss, TX; Fort Campbell, KY; Fort Benning, GA; Fort Riley, KS; Fort Carson, CO; Fort Drum, FY; Fort Lewis, WA; and various other continental locations.

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-29	F.O.B. Origin	JUN 1988
52.247-34	F.O.B. Destination	NOV 1991
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003

CLAUSES INCORPORATED BY FULL TEXT

W911QY-05-D-0004

52.211-8 TIME OF DELIVERY (JUN 1997)

ITEM NO. EST. QUANTITY WITHIN DAYS AFTER RECEIPT OF DELIVERY ORDER

0007 As Required In Accordance with Individual CDRLS

0101-0102 50 Delivery of at least 6 within 120 days of receipt of Delivery Order and at least 6 per month thereafter.

0103-0105 As Stated in Individual Delivery Orders As Negotiated

0201-0202 50 Delivery of at least 6 within 120 days of receipt of Delivery Order and at least 6 per month thereafter.

0203-0205 As Stated in Individual Delivery Orders As Negotiated

0301-0302 50 Delivery of at least 6 within 120 days of receipt of Delivery Order and at least 6 per month thereafter.

0303-0305 As Stated in Individual Delivery Orders As Negotiated

0306 As Needed One-year period of performance

0401-0402 50 Delivery of at least 6 within 120 days of receipt of Delivery Order and at least 6 per month thereafter.

0403-0405 As Stated in Individual Delivery Orders As Negotiated

(End of clause)

W911QY-05-D-0004

Section G - Contract Administration Data

GI. CONTRACT ADMINISTRATION

a. In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer.

b. All correspondence pertaining to this contract will be addressed to:

U.S. Army RDECOM Acquisition Center

Natick Contracting Division

ATTN: AMSRD-ACC-NM

Contract No. W911QY-05-D-0004

Kansas Street, Bldg. 1

Natick, MA 01760-5011

c. The telephone, FAX number and E-mail address of the procuring Contracting Officer (PCO) and Contract Specialist (KS) are:

Contracting Officer: (508) 233-4368 E-mail: Pamela.Burleson@natick.army.mil

Contract Specialist: (508) 233-4946 E-mail: Roberta.Boswell@natick.army.mil

FAX: (508) 233-5286

Note: Notification of changes in assigned Contracting Officer and/or Contracting Specialist will be provided by official correspondence from the PCO office.

d. This contract is being administered by the Defense Contract Management Agency (DCMA). Inquiries concerning normal contract administration should be referred to the DCMA assigned office (see Block 6 of the SF 26).

G2. REMITTANCE ADDRESS

Payments should be mailed to:

SFA Inc.

P.O. Box 79328

Baltimore, MD 21279-0328

G3. CONTRACTOR’S CONTRACT ADMINISTRATION.

Name and Title Keith Buchanan

Director of Business Operations

Responsible Office SFA Inc.

Address 20 South Wisner Street Frederick, MD 21701

W911QY-05-D-0004

Telephone Number 301-662-6811

E-Mail Address kbuchanan@sfa.com

DUNS # 199920265 CAGE # OU5N7

TIN # 52-0889834

G4. PAST PERFORMANCE POINT OF CONTACT

Annual contract past performance evaluations will be performed by the Government. The Offeror shall identify a Point of Contact (POC) to participate in these on-line evaluations. This individual is required to register in the Past Performance Information Management System (PPIMS) and respond to the Government evaluations in a timely manner. The contractor point of contact responsible for this action is:

Name and Title: Keith Buchanan, Director of Business Operations

E-mail: kbuchanan@sfa.com

Telephone Number: 301-662-6811

G5. PAYING OFFICE/SUBMISSION OF INVOICES

a. Payments under this contract will be processed by the cognizant Defense Contract Management Agency whose address appears in Block 6 of the SF 26.

b. Each invoice submitted by the contractor under this contract shall cite the date, contract number, and description.

W911QY-05-D-0004

Page 39 of 51

Section H - Special Contract Requirements

H1 GOVERNMENT FURNISHED PROPERTY (GFP)

a. In accordance with the appropriate Government Property clause incorporated by reference in Section I of this contract, the following GFP (including associated manuals) will be delivered at Government expense to the Contractor. The first month's required quantities for GFP will be furnished within thirty (30) days after issuance of delivery order and a monthly quantity thereafter will be delivered to support the required delivery schedule.

ITEM NO.	DESCRIPTION	QUANTITY	CATEGORY
0001	10-kilowatt generator	1 per CK	Expendable
0002	Modern Burner Unit (MBU)	6 per CK	Expendable
0003	MBU power converter	1 per CK	Expendable

b. The requisition document for issuance of the above GFP will be prepared by Soldier Systems Center, Natick, MA.

c. GFP should be shipped to the address listed below:

SFA, Defense Products Division
402 Sagner Avenue
Frederick, MD 21701

POC: Steve Brown

H2 DELIVERY ORDERS

The Government's requirements will be given to the Contractor by the timely issuance of delivery orders duly executed by the Contracting Officer in accordance with the Order Limitations (FAR 52.216-19) and Requirements (FAR 52.216-21) clauses set forth in Section I. The Government will issue a Delivery Order (DD Form 1155) for each requirement specifying the CLIN. The delivery order will specify the quantity of units and the unit price for the quantity ordered. Reference FAR 52.211-8 in Section F of this contract, unless otherwise negotiated, the delivery schedules for all active delivery orders will reflect, or be modified to reflect, a delivery schedule based on the total quantity currently ordered and under all active delivery orders excluding those within 30 days of delivery.

H3 (REMOVED)

H4 REOPENING NEGOTIATIONS PRIOR TO EXERCISE OF OPTIONS

Prior to implementing its unilateral right to exercise Options 1, 2, 3, or 4 of this contract, the Government may request that the Offeror submit a revised price proposal for said Options. The Government and the Contractor may enter into price negotiations and the contract price for any one or all of the Options could be revised. At this time, any aspect of the work required in these Options may be discussed or revised. Any revisions in contract price made at this time would be subject to the clause at FAR 52.215-21, Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications. If an agreement cannot be reached on the revised pricing the Government reserves the right to exercise the Options at the price stated in the contract.

W911QY-05-D-0004

Page 40 of 51

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2003
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	OCT 2003
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data--Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-13	Subcontractor Cost or Pricing Data--Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data--Modifications	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9 Alt II	Small Business Subcontracting Plan (Jan 2002) Alternate II	OCT 2001
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-12	Patent Rights--Retention By The Contractor (Long Form)	JAN 1997
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-16 Alt III	Progress Payments (Apr 2003) - Alternate III	APR 2003

W911QY-05-D-0004

Page 41 of 51

52.232-17	Interest	JUN 1996
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-10	F.O.B. Origin--Government Bills Of Lading Or Prepaid Postage	APR 1984
52.242-12	Report of Shipment (REPSHIP)	JUN 2003
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes--Fixed Price	AUG 1987
52.244-6	Subcontracts for Commercial Items	JUL 2004
52.245-2	Government Property (Fixed Price Contracts)	MAY 2004
52.246-23	Limitation Of Liability	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	APR 1984
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.251-2	Interagency Fleet Management System (IFMS) Vehicles And Related Services	JAN 1991
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.211-7000	Acquisition Streamlining	DEC 1991
252.215-7000	Pricing Adjustments	DEC 1991
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts)	APR 1996
252.225-7001	Buy American Act And Balance Of Payments Program	APR 2003
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.242-7000	Postaward Conference	DEC 1991

W911QY-05-D-0004

252.242-7003 Application For U.S. Government Shipping Documentation/Instructions DEC 1991

252.242-7004 Material Management And Accounting System DEC 2000

252.243-7001 Pricing Of Contract Modifications DEC 1991

252.243-7002 Requests for Equitable Adjustment MAR 1998

252.244-7000 Subcontracts for Commercial Items and Commercial Components (DoD Contracts) MAR 2000

252.245-7001 Reports Of Government Property MAY 1994

252.247-7023 Transportation of Supplies by Sea MAY 2002

252.247-7024 Notification Of Transportation Of Supplies By Sea MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.203-6 RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)

(a) Except as provided in (b) of this clause, the Contractor shall not enter into any agreement with an actual or prospective subcontractor, nor otherwise act in any manner, which has or may have the effect of restricting sales by such subcontractors directly to the Government of any item or process (including computer software) made or furnished by the subcontractor under this contract or under any follow-on production contract.

(b) The prohibition in (a) of this clause does not preclude the Contractor from asserting rights that are otherwise authorized by law or regulation.

(c) The Contractor agrees to incorporate the substance of this clause, including this paragraph (c), in all subcontracts under this contract which exceed $100,000.

52.216-18 ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the date of contract award through the following 12 months and the subsequent four one-year optional ordering periods if exercised.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $250.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

W911QY-05-D-0004

(b) Maximum order. The Contractor is not obligated to honor: (1) Any order for a single item in excess of $10M;

(2) Any order for a combination of items in excess of $15.5M; or

(3) A series of orders from the same ordering office within 60 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 7 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-21 REQUIREMENTS (OCT 1995)

(a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government’s requirements do not result in orders in the quantities described as “estimated” or “maximum” in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

(f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after completion of last delivery.

W911QY-05-D-0004

(End of clause)

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days after the expiration of the most recent ordering period; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 60 months.

(End of clause)

52.222-20 WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1996)

If this contract is for the manufacture or furnishing of materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000, and is subject to the Walsh-Healey Public Contracts Act, as amended (41 U.S.C. 35-45), the following terms and conditions apply:

(a) All stipulations required by the Act and regulations issued by the Secretary of Labor (41 CFR Chapter 50) are incorporated by reference. These stipulations are subject to all applicable rulings and interpretations of the Secretary of Labor that are now, or may hereafter, be in effect.

(b) All employees whose work relates to this contract shall be paid not less than the minimum wage prescribed by regulations issued by the Secretary of Labor (41 CFR 50-202.2). Learners, student learners, apprentices, and handicapped workers may be employed at less than the prescribed minimum wage (see 41 CFR 50-202.3) to the same extent that such employment is permitted under Section 14 of the Fair Labor Standards Act (41 U.S.C. 40).

(End of clause)

52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class 11, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

“WARNING: Contains (or manufactured with, if applicable), a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.”----------

W911QY-05-D-0004

The Contractor shall insert the name of the substance(s).

(End of clause4)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these addressees):

http://FARSITE.HILL.AF.MIL/ http://www.arnet.gov/far/

(End of clause)

252.211-7003 ITEM IDENTIFICATION AND VALUATION (JAN 2004)

(a) Definitions. As used in this clause--

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Commonly accepted commercial marks means any system of marking products for identification that is in use generally throughout commercial industry or within commercial industry sectors. Some examples of commonly accepted commercial marks are: EAN.UCC Global Trade Item Number; Automotive Industry Action Group B-4 Parts Identification and Tracking Application Standard, and B-2 Vehicle Identification Number Bar Code Label Standard; American Trucking Association Vehicle Maintenance Reporting Standards; Electronic Industries Alliance EIA 802 Product Marking Standard; and Telecommunications Manufacturers Common Language Equipment Identification Code.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part number, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, original part number, and serial number within the part number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/uid.

DoD unique item identification means marking an item with a unique item identifier that has machine-readable data elements to distinguish it from all other like and unlike items. In addition--

W911QY-05-D-0004

(1) For items that are serialized within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, and a unique serial number.

(2) For items that are serialized within the part number within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, the original part number, and the serial number.

Enterprise means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by a registration (or controlling) authority.

Government’s unit acquisition cost means--

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery; and

(2) For cost-type line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government for each item at the time of delivery.

Issuing agency code means a code that designates the registration (or controlling) authority.

Item means a single hardware article or unit formed by a grouping of subassemblies, components, or constituent parts required to be delivered in accordance with the terms and conditions of this contract.

Machine-readable means an automatic information technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at asset creation to a class of items with the same form, fit, function, and interface.

Registration (or controlling) authority means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Serial number within the enterprise identifier or unique serial number means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part number or serial number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part number means each item of a particular part number is assigned a unique serial number within that part number assignment. The enterprise is responsible for ensuring unique serialization within the part number within the enterprise identifier.

W911QY-05-D-0004

Unique item identification means marking an item with machine-readable data elements to distinguish it from all other like and unlike items.

Unique item identifier means a set of data marked on items that is globally unique, unambiguous, and robust enough to ensure data information quality throughout life and to support multi-faceted business applications and users.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/uid.

(h) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identification

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for—

(i) All items for which the Government’s unit acquisition cost is $5,000 or more; and (ii) The following items for which the Government’s unit acquisition cost is less than $5,000: Contract Line, Subline, or Exhibit Line Item Number

Item Description

(iii) Subassemblies, components, and parts embedded within items as specified in Exhibit Number or Contract Data Requirements List Item Number

(2) The unique item identifier and the component data elements of the unique item identifier shall not change over the life of the item.

(3) Data syntax and semantics. The Contractor shall-

(i) Mark the encoded data elements (except issuing agency code) on the item using any of the following three types of data qualifiers, as specified elsewhere in the contract:

(A) Data Identifiers (DIs) (Format 06).

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418,

Information Technology -- EAN/UCC Application Identifiers and ASC MH 10 Data Identifiers and ASC MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until the final solution is approved by ISO JTCl/SC 31. The DoD collaborative solution is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/uid; and

(ii) Use high capacity automatic identification devices in unique identification that conform to ISO/IEC International Standard 15434, Information Technology-Syntax for High Capacity Automatic Data Capture Media.

(4) Marking items.

(i) Unless otherwise specified in the contract, data elements for unique identification (enterprise identifier, serial number, and, for serialization within the part number only, original part number) shall be placed on items requiring

W911QY-05-D-0004

marking by paragraph (c)(1) of this clause in accordance with the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code—

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) Commonly accepted commercial marks. The Contractor shall provide commonly accepted commercial marks for items that are not required to have unique identification under paragraph (c) of this clause.

(e) Material Inspection and Receiving Report. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(I) Description.*

(2) Unique identifier**, consisting of--

(i) Concatenated DoD unique item identifier; or (ii) DoD recognized unique identification equivalent. (3) Unique item identifier type.**

(4) Issuing agency code (if DoD unique item identifier is used).** (5) Enterprise identifier (if DoD unique item identifier is used).** (6) Original part number.** (7) Serial number.** (8) Quantity shipped.* (9) Unit of measure.* (10) Government’s unit acquisition cost.*

(11) Ship-to code.

(12) Shipment date.

(13) Contractor’s CAGE code or DUNS number.

(14) Contract number.

(15) Contract line, subline, or exhibit line item number.*

(16) Acceptance code

* Once per contract line, subline, or exhibit line item.

** Once per item.

W911QY-05-D-0004

(f) Material Inspection and Receiving Report for embedded subassemblies, components, and parts requiring unique item identification. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part, consisting of -- (i) Concatenated DoD unique item identifier; or (ii) DoD recognized unique identification equivalent.

(3) Unique item identifier type.**

(4) Issuing agency code (if DoD unique item identifier is used).** (5) Enterprise identifier (if DoD unique item identifier is used).** (6) Original part number.** (7) Serial number.** (8) Unit of measure.

(9) Description.

** Once per item.

(g) The Contractor shall submit the information required by paragraphs (e) and (f) of this clause in accordance with the procedures at http://www.acq.osd.mil.uid.

(h) Subcontracts. If paragraph (c)(l)(iii) of this clause applies, the Contractor shall include this clause, including this paragraph (h), in all subcontracts issued under this contract.

(End of clause)

252.246-7001 WARRANTY OF DATA (DEC 1991)

(a) Definition. “Technical data” has the same meaning as given in the clause in this contract entitled, Rights in Technical Data and Computer Software.

(b) Warranty. Notwithstanding inspection and acceptance by the Government of technical data furnished under this contract, and not- withstanding any provision of this contract concerning the conclusiveness of acceptance, the Contractor warrants that all technical data delivered under this contract will at the time of delivery conform with the specifications and all other requirements of this contract. The warranty period shall extend for three years after completion of the delivery of the line item of data (as identified in DD Form 1423, Contract Data Requirements List) of which the data forms a part; or any longer period specified in the contract.

(c) Contractor Notification. The Contractor agrees to notify the Contracting Officer in writing immediately of any

W911QY-05-D-0004

breach of the above warranty which the Contractor discovers within the warranty period

(d) Remedies. The following remedies shall apply to all breaches of the warranty, whether the Contractor notifies the Contracting Officer in accordance with paragraph (c) of this clause or if the Government notifies the Contractor of the breach in writing within the warranty period:

(1) Within a reasonable time after such notification, the Contracting Officer may--

(i) By written notice, direct the Contractor to correct or replace at the Contractor’s expense the nonconforming technical data promptly; or

(ii) If the Contracting Officer determines that the Government no longer has a requirement for correction or replacement of the data, or that the data can be more reasonably corrected by the Government, inform the Contractor by written notice that the Government elects a price or fee adjustment instead of correction or replacement.

(2) If the Contractor refuses or fails to comply with a direction under paragraph (d)(l)(i) of this clause, the Contracting Officer may-- within a reasonable time of the refusal or failure--

(i) By contract or otherwise, correct or replace the nonconforming technical data and charge the cost to the Contractor; or

(ii) Elect a price or fee adjustment instead of correction or replacement.

(3) The remedies in this clause represent the only way to enforce the Government’s rights under this clause.

(e) The provisions of this clause apply anew to that portion of any corrected or replaced technical data furnished to the Government under paragraph (d)(l)(i) of this clause.

(End of clause)

W911QY-05-D-0004

Section J - List of Documents, Exhibits and Other Attachments Exhibit/Attachment Table of Contents DOCUMENT TYPE DESCRIPTION PAGES

Exhibit A CONTRACT DATA 1 REQUIREMENTS LIST

CDRL A003

Attachment 1 Performance 25 Specification, Containerized Kitchen Attachment 2 TM Requirements Matrix 5 Attachment 3 MIL-PRF-49506 1 APPENDIX A

Attachment 4 MIL-PRF-49506 12 APPENDIX B

Attachment 5 Authorized Stockage List 2

CONTRACT DATA REQUIREMENTS LIST Form Approved OMB No. 0704-0188

[ILLEGIBLE] reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, [ILLEGIBLE] and maintaining the data needed, and completing and reviewing the collection of Information. Send commands regarding this burden estimate or any other aspect of this [ILLEGIBLE] of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports 1215 Jefferson [ILLEGIBLE] Highway, Suite 1204, Arlington VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188). Washington D.C. 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Offer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. B. EXHIBIT C. CATEGORY: TDP TM X OTHER

D. SYSTEM/ITEM Containerized Kitchen (CK) E. CONTRACT/PR NO. F. CONTRACTOR

17. PRICE GROUP 18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO. A003 2. TITLE OF DATA ITEM Technical Manual (TM) for Operator’s, Unit and Direct Support Maintenance Manual including Repair Parts and Special Tools List (RPSTL) for Containerized Kitchen (CK) 3 SUBTITLE TM 10-7360-XXX-23&P

4. AUTHORITY (Data Acquisition Document No.) MIL-STD 40051B / Statement of Work 5. CONTRACT REFERENCE 6. REQUIRING OFFICE AMSTA-LC-CECT

7. DD 250 REQ DD 9. DIST STATEMENT REQUIRED N/A 10. FREQUENCY 4T 12. DATE OF FIRST SUBMISSION SEE BLK 16 14. DISTRIBUTION b. COPIES

8. APP CODE A 11. AS OF DATE 13. DATE OF SUBSEQUENT SUBMISSIONS SEE BLK 16 a. ADDRESSEE Final Draft Reg Repro

16. REMARKS AMSTA-LC-CECT

Initial submission Preliminary Technical Manual (PTM) for Operator’s, Unit and Direct Support Maintenance Manual,

including Repair Parts and Special Tools List (RPSTL) for Containerized Kitchen CK) is due 60 days before the commencement of Government Testing. Contractor Validation of procedures is required prior to the commencement of Government Testing. A 2nd submittal TM shall be due 30 days after the conclusion of Government Testing and shall include all changes identified during the contractor’s Validation effort and changes from further Government Testing. A 3rd submittal TM shall be due concurrently with delivery of First Article Test (FAT) report and shall include changes from Government review and testing. Verification conference shall begin 60 days after Government acceptance of the FAT Report. Final Reproducible Copy (FRC), to include corrections from

Government Verification and any nomenclature changes as a result of the provisioning process, is due 30 days after completion of Verification Conference. The Government will review each submission and will determine acceptance or rejection of each submission within 30 days of receipt. If rejected, contractor shall have 30 days to make necessary corrections and return to the Government. Digitized (MS Word or equivalent) and PDF are due concurrent with the FRC submission. Initial submission shall be accompanied by a Letter of Transmittal. FRC shall be accompanied by a DD Form 250. The contractor shall overpack one copy of the Department of the Army (DA) authenticated Manual with each end item delivered.

Initial Submittal 1

2nd Submittal 1

3rd Submittal 1

FRC 1 1

Digitized 1

PDF 1

TOTAL 1 3 3

G. PREPARED BY Anne-Marie M. Gravel Lead Technical Writer/Editor H. DATE 25 February 2004 1. APPROVED BY Matthew D. Taylor Acting Team Leader, Acquisition Logistics J. DATE 25 February 2004

DD FORM 1423-1, JUN 90 Computer Generated Previous editions are obsolete Page 1 of 1

1161/183

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12& P	-13 -13& P	-14 -14& P	MIL-STD-40051-2 Reference	Element Name
FRONT MATTER			R		5.2.1	<paper.frnt>
Front cover			R		5.2.1.1	<frntcover>
(MC) Promulgation letter					5.2.1.2	<promulgation>
Warning summary					5.2.1.3	<warnsum>
Change transmittal page					5.2.1.4	<chgsheet>
List of effective pages / work packages *(Excluding pocket TMs and publications with less than eight pages)*			R		5.2.1.5	<loepwp>
Title block page			R		5.2.1.6	<titleblk>
Table of contents			R		5.2.1.8	<contents>
How to use this manual			R		5.2.1.9	<howtouse>
CHAPTER 1. GENERAL INFORMATION, EQUIPMENT DESCRIPTION AND THEORY OF OPERATION			R		B.5.1	<gim>
GENERAL INFORMATION WORK PACKAGE			R		B.5.2	<ginfowp>
Scope			R		B.5.2.3	<scope>
Maintenance forms, records, and reports			R		B.5.2.4	<mfrr>
Reporting equipment improvement recommendations (EIR)			R		B.5.2.5	<eir>
Hand receipt (HR) manuals			NR		B.5.2.6	<handreceipt>
Corrosion prevention and control (CPC)			R		B.5.2.7	<cpcdata>
Ozone depleting substances (ODS)			R		B.5.2.8	<odsdata>
Destruction of Army materiel to prevent enemy use			R		B.5.2.9	<destructmat>
Preparation for storage or shipment			R		B.5.2.10	<psref>
Warranty information			R		B.5.2.11	<wrntyref>
Nomenclature cross-reference list			R		B.5.2.12	<nomenreflist>
List of abbreviations/acronyms			R		B.5.2.13	<loa>
Quality of material					B.5.2.15	<qual.mat.info>
Safety, care, and handling					B.5.2.16	<sftyinfo>
Nuclear hardness			NR		B.5.2.17	<hcp>
Calibration			O		B.5.2.18	<calref>
Supporting information for repair parts, special tools, TMDE, and support equipment			O		B.5.2.25	<supdata>

1

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12&P	-13 -13&P	-14 -14&P	MIL-STD-40051-2 Reference	Element Name
Copyright credit line					B.5.2.26	<copyrt>
EQUIPMENT DESCRIPTION AND DATA WORK PACKAGE			R		B.5.3	<descwp>
Equipment characteristics, capabilities, and features			R		B.5.3.3	<eqpinfo>
Location and description of major components			R		B.5.3.4	<locdesc>
Differences between models			O		B.5.3.5	<eqpdiff>
Equipment data			R		B.5.3.6	<eqpdata>
THEORY OF OPERATION WORK PACKAGE			R		B.5.4	<thrywp>
CHAPTER X. OPERATOR INSTRUCTIONS			R		C.5.1	<opim>
DESCRIPTION AND USE OF OPERATOR CONTROLS AND INDICATORS WORK PACKAGE			R		C.5.2.3	<ctrlindwp>
OPERATION UNDER USUAL CONDITIONS WORK PACKAGE			R		C.5.2.4	<opusualwp>
Security measures for electronic data					C.5.2.4.3	<secref>
Siting requirements					C.5.2.4.4	<site>
Shelter requirements					C.5.2.4.5	<shelter>
Assembly and preparation for use					C.5.2.4.6	<prepforuse>
Initial adjustments, before use and self-test					C.5.2.4.7	<initial>
Operating procedures			R		C.5.2.4.8	<oper>
Decals and instruction plates					C.5.2.4.8.2	<instructplt>
Operating auxiliary equipment					C.5.2.4.9	<operaux>
Preparation for movement					C.5.2.4.10	<prepmove>
OPERATION UNDER UNUSUAL CONDITIONS WORK PACKAGE			R		C.5.2.5	<opunuwp>
Security measures for electronic data					C.5.2.5.3.1	<secref>
Unusual environment / weather			R		C.5.2.5.3.2	<unusualenv>
Fording and swimming					C.5.2.5.3.3	<fording>
Interim nuclear, biological, and chemical (NBC) decontamination procedures					C.5.2.5.3.4	<decon>
Jamming and electronic countermeasures (ECM) procedures					C.5.2.5.3.5	<ecm>
Degraded operation procedures					C.5.2.5.3.6	<degraded>
EMERGENCY WORK PACKAGE					C.5.2.6	<emergencywp>

2

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12& P	-13 -13& P	-14 -14& P	MIL-STD-40051-2 Reference	Element Name
STOWAGE AND DECAL / DATA PLATE GUIDE WORK PACKAGE			O		C.5.2.7	<stowagewp>
ON-VEHICLE EQUIPMENT LOADING PLAN WORK PACKAGE			O		C.5.2.8	<eqploadwp>
CHAPTER X. TROUBLESHOOTING MASTER INDEX					D.5.1 D.5.4.4	<tim> <masterindexcategory>
TROUBLESHOOTING INDEX WORK PACKAGE			R		D.5.5.5	<tsindxwp>
CHAPTER X. TROUBLESHOOTING PROCEDURES *NOTE* *The notation (*) indicates that, if required, at least one of the these content items shall be included*			R		D.5.1 D.5.4.2	<tim> <troublecategory>
TROUBLESHOOTING INDEX WORK PACKAGE			R		D.5.5.5	<tsindxwp>
**OPERATIONAL CHECKOUT WORK PACKAGES*					D.5.5.8.3	<opcheckwp>
**TROUBLESHOOTING PROCEDURES WORK PACKAGES*					D.5.5.8.4	<tswp>
**COMBINED OPERATIONAL CHECKOUT AND TROUBLESHOOTING PROCEDURES WORK PACKAGES*					D.5.5.8.5	<opcheck-tswp>
CHAPTER X. PMCS MAINTENANCE INSTRUCTIONS *NOTE* *PMCS is required as a minimum in one maintenance chapter*					E.5.2 E.5.2.1	<mim> <pmcscategory>
PMCS INTRODUCTION WORK PACKAGE			R		E.5.3.4.1	<pmcsintrowp>
PMCS, INCLUDING LUBRICATION INSTRUCTIONS, WORK PACKAGE			R		E.5.3.4.2	<pmcswp>
CHAPTER X. MAINTENANCE INSTRUCTIONS *NOTE* *PMCS is required as a minimum in one maintenance chapter*			R		E.5.2 E.5.2.2 E.5.2.3	<mim> <maintenancepmcscategory> <maintenancecategory>
SERVICE UPON RECEIPT WORK PACKAGE			R		E.5.3.2	<surwp>

3

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12& P	-13 -13& P	-14 -14& P	MIL-STD-40051-2 Reference	Element Name
Siting					E.5.3.2.3.1	<siting>
Shelter requirements					E.5.3.2.3.2	<shltr>
Service upon receipt of materiel			R		E.5.3.2.3.3	<surmat>
Installation instructions			R		E.5.3.2.3.4	<install>
Preliminary servicing of equipment					E.5.3.2.3.5	<preserv>
Preliminary checks and adjustment of equipment					E.5.3.2.3.6	<prechkadj>
Preliminary calibration of equipment					E.5.3.2.3.7	<precal>
Circuit alignment					E.5.3.2.3.8	<calign>
Ammunition markings					E.5.3.2.3.9.1	<ammo.markings>
Classification of defects					E.5.3.2.3.9.2	<ammo.defect>
Ammunition handling					E.5.3.2.3.9.3	<ammo.handling>
Procedures to activate ammunition					E.5.3.2.3.9.4	<arm>
Other service upon receipt task					E.5.3.2.3.10	<other.surtsk>
Follow-on maintenance					E.5.3.2.3.11	<followon.maintsk>
EQUIPMENT / USER FITTING INSTRUCTIONS WORK PACKAGE (PERSONAL USE EQUIPMENT)			NR		E.5.3.3	<perseqpwp>
PMCS INTRODUCTION WORK PACKAGE			R		E.5.3.4.1	<pmcsintrowp>
PMCS, INCLUDING LUBRICATION INSTRUCTIONS, WORK PACKAGE			R		E.5.3.4.2	<pmcswp>
MAINTENANCE WORK PACKAGES *NOTE* *As applicable, the following maintenance tasks shall be presented in the general order listed below:*			R		E.5.3.5	<maintwp>
Servicing					E.5.3.5.3.3	<service>
Ground handling					E.5.3.5.3.4	<groundtsk>
Inspection of installed items					E.5.3.5.3.5	<inspinstitm>
Removal					E.5.3.5.3.6	<remove>
Disassembly					E.5.3.5.3.7	<disassem>
Cleaning					E.5.3.5.3.8	<clean>
Inspection-acceptance and rejection criteria					E.5.3.5.3.9	<acptrejinsp>
Nondestructive testing inspection (NDTI)					E.5.3.5.3.10	<ndti>
Repair or replacement					E.5.3.5.3.11	<repair-rplc>
Alignment					E.5.3.5.3.12	<align>
Painting					E.5.3.5.3.13	<paint>

4

W911QY-05-D-0004

Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P.

TM Content -10 -12 -12& P -13 -13& P -14 -14& P MIL-STD-40051-2 Reference Element Name

Lubrication E.5.3.5.3.I4 <lube>

Assembly E.5.3.5.3.15 <assem>

Test and inspection E.5.3.5.3.16 <test-inspect>

Installation E.5.3.5.3.17 <install>

Adjustment E.5.3.5.3.18 <adjust>

Calibration E.5.3.5.3.19 <calibration>

Radio interference suppression E.5.3.5.3.20 <ris>

Placing in service E.5.3.5.3.21 <pis>

Testing E.5.3.5.3.22 <test-pass>

Preparation for storage or shipment E.5.3.5.3.25 <pss>

Classification of defects E.5.3.5.3.26 <ammo.defect>

Handling ammunition E.5.3.5.3.27 <ammo.handling>

Ammunition markings E.5.3.5.3.28 <ammo. markings>

Procedures for ammunition activation E.5.3.5.3.29 <arm>

Additional maintenance task E.5.3.5.3.30 <other.maintsk>

Follow-on maintenance E.5.3.5.3.31 <followon.maintsk>

GENERAL MAINTENANCE WORK PACKAGE O E.5.3.6 <maintwp>

LUBRICATION INSTRUCTIONS WORK PACKAGE O E.5.3.7 <lubewp>

ILLUSTRATED LIST OF MANUFACTURED ITEMS WORK PACKAGE O E.5.3.9 <manuwp>

TORQUE LIMITS WORK PACKAGE O E.5.3.10 <torquewp>

WIRING DIAGRAMS WORK PACKAGE O E.5.3.11 <wiringwp>

CHAPTER X.

AUXILIARY EQUIPMENT MAINTENANCE INSTRUCTIONS E.5.2 E.5.2.6 <mim>

<auxiliarycategory>

AUXILIARY EQUIPMENT MAINTENANCE WORK PACKAGE O E.5.3.13 <auxeqpwp>

ILLUSTRATED LIST OF MANUFACTURED ITEMS WORK PACKAGE O E.5.3.9 <manuwp>

TORQUE LIMITS WORK PACKAGE O E.5.3.10 <torquewp>

WIRING DIAGRAMS WORK PACKAGE O E.5.3.11 <wiringwp>

5

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12& P	-13 -13& P	-14 -14& P	MIL-STD-40051-2 Reference	Element Name
CHAPTER X. AMMUNITION MAINTENANCE INSTRUCTIONS					E.5.2 E.5.2.7	<mim> <ammunitioncategory>
AMMUNITION MAINTENANCE WORK PACKAGE			NR		E.5.3.14.1	<ammowp>
AMMUNITION MARKING INFORMATION WORK PACKAGE			NR		E.5.3.14.2	<ammo.markingwp>
FOREIGN AMMUNITION (NATO) WORK PACKAGE			NR		E.5.3.14.3	<natowp>
CHAPTER X. PARTS INFORMATION *(-10 THROUGH -14)* *(-12&P THROUGH -14&P)*			 P R		F.5.3.2	<pim>
INTRODUCTION WORK PACKAGE			R		F.5.3.5	<introwp>
REPAIR PARTS LIST WORK PACKAGE			R		F.5.3.6	<plwp>
REPAIR PARTS FOR SPECIAL TOOLS WORK PACKAGE			R		F.5.3.7	<stl_partswp>
KIT PARTS LIST WORK PACKAGE			O		F.5.3.8	<kitswp>
BULK ITEM WORK PACKAGE			R		F.5.3.9	<bulk_itemswp>
SPECIAL TOOLS LIST WORK PACKAGE			R		F.5.3.10	<stlwp>
NSN INDEX WORK PACKAGE			R		F.5.3.11.1	<nsnindxwp>
P/N INDEX WORK PACKAGE			R		F.5.3.11.2	<pnindxwp>
REFERENCE DESIGNATOR INDEX WORK PACKAGE					F.5.3.11.3	<refdesindxwp>
CHAPTER X. SUPPORTING INFORMATION ***NOTE*** *Applicable supporting information work packages shall be arranged in the order in which they are presented here and numbered accordingly.*			R		G.5.1	<sim>
REFERENCES WORK PACKAGE			R		G.5.2	<refwp>
INTRODUCTION FOR STANDARD MAC WORK PACKAGE *(FIVE-LEVEL MAINTENANCE ONLY)* *OR* *(TWO-LEVEL MAINTENANCE ONLY)*			R		 G.5.3.1 G.5.3.3	<macintrowp>

6

W911QY-05-D-0004
Attachment 2

Containerized Kitchen (CK)

TABLE A-II. TM Requirements Matrix for TM 10-7360-XXX-13&P .

TM Content	-10	-12 -12& P	-13 -13& P	-14 -14& P	MIL-STD-40051-2 Reference	Element Name
MAC WORK PACKAGE (FIVE-LEVEL MAINTENANCE ONLY) OR (TWO-LEVEL MAINTENANCE ONLY)			R		G.5.3.4	<macwp>
COMPONENTS OF END ITEM (COEI) AND BASIC ISSUE ITEMS (BII) LISTS WORK PACKAGE			R		G.5.4	<coeibiiwp>
ADDITIONAL AUTHORIZATION LIST (AAL) WORK PACKAGE					G.5.5	<aalwp>
EXPENDABLE AND DURABLE ITEMS LIST WORK PACKAGE			R		G.5.6	<explistwp>
TOOL IDENTIFICATION LIST WORK PACKAGE			O		G.5.7	<toolidwp>
MANDATORY REPLACEMENT PARTS WORK PACKAGE			R		G.5.8	<mrplwp>
CRITICAL SAFETY ITEMS AND FLIGHT SAFETY CRITICAL AIRCRAFT PARTS WORK PACKAGE			NR		G.5.9	<csi.fscap.wp>
SUPPORT ITEMS WORK PACKAGE			O		G.5.10	<supitemwp>
ADDITIONAL SUPPORTING WORK PACKAGES			O		G.5.11	<genwp>
REAR MATTER			R		5.2.2	<rear>
Glossary			NR		5.2.2.1	<glossary>
Alphabetical index			R		5.2.2.2	<aindx>
DA Form 2028			R		5.2.2.3	<da2028>
Authentication page			R		5.2.2.4	<authent>
Foldout pages			O		5.2.2.5	<foldsect>
Back cover			R		5.2.2.6	<back>

Legend
R Required
P Prohibited
Shaded As Required

7

W911QY-05-D-0004

Attachment 2

Containerized Kitchen (CK)

REMARKS FOR TABLE

8

W911QY-05-D-0004
Attachment 1

INCH-POUND

MIL-PRF-32026(GL)
03 June 1998 Rev A

PERFORMANCE SPECIFICATION

CONTAINERIZED KITCHEN

This specification is approved for use by the U.S. Army Natick Soldier Systems Center, and is available for use by all Departments and Agencies of the Department of Defense.

1. SCOPE

1.1 Scope. This specification covers a field kitchen, configured within an 8-foot by 8-foot by 20-foot International Organization for Standardization (ISO) container, that provides a rapidly deployable food preparation capability (see 6.1).

2. APPLICABLE DOCUMENTS

2.1 General. The documents listed in this section are specified in sections 3 and 4 of this specification. This section does not include documents cited in other sections of this specification or recommended for additional information or as examples. While every effort has been made to ensure the completeness of this list, document users are cautioned that they must meet all specified requirements documents cited in sections 3 and 4 of this specification, whether or not they are listed.

2.2 Government documents.

2.2.1 Specifications and standards. The following specifications and standards form part of this document to the extent provided herein. Unless otherwise specified, the issues of these documents are those listed in the issue of the Department of Defense Index of Specifications and Standards (DoDISS) and the supplement thereto, cited in the solicitation (see 6.2).

DEPARTMENT OF DEFENSE

MIL-C-53072	—	Chemical Agent Resistant Coating (CARC) System Application Procedures and Quality Control Inspection
MIL-STD-209	—	Slinging and Tiedown Provisions for Lifting and Tying Down Military Equipment
MIL-STD-810	—	Environmental Test Methods and Engineering Guidelines

Beneficial comments (recommendations, additions, deletions) and any pertinent data which may be of use in improving this document should be addressed to: U.S. Army Natick Research, Development and Engineering Center, ATTN: SSCNC-WEF, Natick, MA 01760-5018 by using the Standardization Document Improvement Proposal (DD Form 1426) appearing at the end of this document or by letter.

AMSC N/A FSC 7360

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

(Unless otherwise indicated, copies of the above specifications and standards are available from the Standardization Documents Order Desk, 700 Robbins Avenue, Building 4D, Philadelphia, PA 19111-5094.)

2.2.2 Other Government documents. The following other Government documents form a part of this document to the extent specified herein. Unless otherwise specified, the issues are those cited in the solicitation (see 6.2).

NATIONAL INSTITUTE FOR OCCUPATIONAL SAFETY AND HEALTH (NIOSH)

NIOSH Manual of Analytical Methods (NMAM)

(Application for copies should be addressed to Superintendent of Documents, Government Printing Office, Washington, D.C. 20402-9325.)

OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION (OSHA)

Directive TED 1.15 — OSHA Technical Manual (OTM)

Standard No. 1910.1000 — Air Contaminants

(Application for copies should be addressed to U.S. Department of Labor/OSHA, OSHA Publications, P.O. Box 37535, Washington, D.C. 20013-7535.)

2.3 Non-Government publications. The following documents form a part of this document to the extent specified herein. Unless otherwise specified, the issues of the documents which are DoD adopted are those listed in the issue of the DoDISS cited in the solicitation. Unless otherwise specified, the issues of documents not listed in the DoDISS are the issues of the documents cited in the solicitation (see 6.2).

AMERICAN CONFERENCE OF GOVERNMENTAL INDUSTRIAL HYGIENISTS (ACGIH)

Threshold Limit Values and Biological Exposure Indices

(Application for copies should be addressed to American Conference of Governmental Industrial Hygienists, 1330 Kemper Meadow Drive, Cincinnati, OH 45240.)

INTERNATIONAL ORGANIZATION FOR STANDARDIZATION (ISO)

Standard 668— Freight containers – External dimensions and ratings

Standard 1161 — Series 1 freight containers – Corner fittings – Specification

2

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

Standard 8323 — Freight containers – Air/surface (intermodal) general purpose containers – Specification and tests

Standard 1496-1 — Series 1 freight containers – Specification and testing – Part I: General cargo containers

(Application for copies should be addressed to American National Standards Institute, 1430 Broadway, New York, NY 10018.)

NATIONAL FIRE PROTECTION ASSOCIATION (NFPA)

Standard No. 70 — National Electrical Code

Standard No. 701 — Fire Test for Flame-Resistant Textiles and Films

(Application for copies should be addressed to National Fire Protection Association, One Battery March Park, Quincy, MA 02269-9101.)

NSF INTERNATIONAL

Standard No. 2 — Food Service Equipment

(Application for copies should be addressed to NSF International, 3475 Plymouth Road, Ann Arbor, MI 48105.)

2.4 Order of precedence. In the event of a conflict between the text of this document and the references cited herein, the text of this document takes precedence. Nothing in this document, however, supersedes applicable laws and regulations unless a specific exemption has been obtained.

3. REQUIREMENTS

3.1 First article. When specified (see 6.2), a sample shall be subjected to first article inspection in accordance with 4.1.1.

3.2 Operating requirements.

3.2.1 Transportation mode. When configured for transportation, the CK shall be sheltered in an 8-foot by 8-foot by 20-foot ISO container with forklift pockets (see 3.4.1.5). The CK shall meet all ISO freight container requirements related to cargo containers, including a six-high stack, and shall meet Coast Guard requirements for safe containers. In transportation mode, the CK shall meet all transportability requirements (see 3.4.1).

3

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

3.2.2 Operational mode. When configured for food preparation, the CK shall have food preparation and serving areas protected from natural elements of the environment. All food preparation equipment, the electrical supply, the environmental control system, and all related controls and instruments shall be mounted inside the CK. Sheltered floorspace shall be sufficient to perform all necessary food preparation and serving tasks, with a minimum of 390 square feet (see 6.13).

3.2.3 Meal preparation. The CK shall have a capability to prepare and serve a minimum of 800 Army field menu meals (A-Ration, Heat and Serve Ration, or any combination, see 6.8) up to three times per day. The CK shall enable cooks to prepare a meal (A-Ration) in less than three hours. The CK shall have the capability to prepare and serve meals while mounted on a towed trailer (see 6.10) and while dismounted.

3.2.4 Set up and tear down. The CK shall require not greater than 45 minutes to set up and not greater than 45 minutes to tear down by a crew of four personnel and a supervisor. If set up or tear down procedures require electrical power, backup provisions shall be provided to manually perform these tasks without power.

3.2.5 Integrated equipment. The CK system shall integrate the Government Furnished Equipment (GFE, see 6.2) listed in table I, the contractor furnished National Stock Number (NSN) items listed in table II, and the contractor furnished kitchen accessories listed in table III. Equipment in table II may be modified to meet performance or other requirements. The stock numbers/part number listed in table III are included for reference only; all items shall be commercial food-service quality and functionally equivalent to the NSN/part number items listed, but the source of supply does not have to be GSA.

TABLE I. Government Furnished Equipment

Item #	Description	Quantity	NSN
1	10-kilowatt generator (Interface Requirement)	1	6115-01-275-5061
2	Modern Burner Unit (MBU)	6	7310-01-507-9310
3	MBU power converter	1	7310-01-502-9455

TABLE II. Contractor-furnished NSN items

Item #	Description	Quantity	NSN/Part Number
1	Cook pot cradle assembly	2	7330-01-248-9964
2	Cook Pot Cradle Adapter	4	7310-01-048-2184

4

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

3	Griddle top	1	7310-01-388-6591
4	Heater, tray pack	1	7310-01-486-4353
5	Oven, field	1	7310-01-486-4360
6	Steam table body and adapter top	1	7310-01-388-6578

TABLE III. Contractor-furnished kitchen accessories

Item #	Description	Quantity	NSN^a
1	Beverage dispenser, 5-gallon	8	7310-01-245-6937
2	Board, food slicing and chopping	2	7330-01-078-5706
3	Can, water, plastic, 5-gallon	6	7240-00-089-3827
4	Can opener, hand	2	7330-01-245-0201
5	Colander, SS, 16-quart	1	7330-00-266-7453
6	Dipper, 32-ounce	4	7330-00-272-2489
7	Eggwhip	2	7330-00-815-1458
8	Fork, 15-inch	4	7340-00-223-7791
9	Fork, 21-inch	4	7340-00-223-7792
10	Ice cream scoop, size 6	4	7330-00-197-1280
11	Insulated food container	16	7360-01-408-4911
12	Knife, boning, 10-inch	3	7340-00-197-1271
13	Knife, cook's, 14.5-inch	3	7340-00-488-7950
14	Knife, paring, 7-inch	4	7340-00-488-7939
15	Knife, steak, 10-inch	3	7340-00-197-1274
16	Ladle, 8-ounce	4	7330-00-248-1153
17	Measuring cup, 4-quart	2	7330-00-264-5368
18	Measuring set, spoons	2	7330-00-272-7876
19	Pan, baking and roasting, with cover	4	7330-00-263-8504
20	Pans, baking, sheet, full size	10	7330-00-633-8905
21	Peelers, potato, hand	3	7330-00-238-8316
22	Pot cooking, 10-gallon, with cover (purchased separately)	3	7330-00-292-2306
23	Pot cooking, 15-gallon, with cover	3	7330-00-292-2307
24	Rack, pan, cooling	1	

5

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

25	Skimmer, kitchen	2	7330-00-680-2635
26	Spoon, basting, 15-inch	4	7340-00-240-7080
27	Spoon, basting, 21-inch	4	7340-00-223-7800
28	Spoon, serving, slotted, 15-inch	4	7340-00-205-1421
29	Steam table pan, full size, 6-inch deep	8	7310-01-464-4587
30	Steam table pan, half size, 6-inch deep	4	
31	Table, field	4	
32	Tongs, food service, 12-inch	4	7330-00-616-0997
33	Turner, food (spatula)	4	7330-00-256-2158

*Stock numbers in this table are included for reference only (see 3.2.5)

3.2.6 Environmental control. The CK shall have an integrated environmental control capability which maintains a consistent ambient interior temperature of not less than 60°F and not greater than a Wet Bulb Globe Temperature (WBGT) Index of 90°F. The air temperature difference between head level and floor level shall not exceed 10°F. The environmental control capability shall meet Environmental Protection Agency (EPA) requirements (see 3.4.10).

3.2.7 Exhaust system. The CK shall have a powered exhaust system to expel steam and airborne by-products of food preparation away from operator positions and the serving line. The exhaust system shall be mounted above the griddle and steam table, and shall be equipped with grease filters, which can be easily removed and washed in the Food Sanitation Center (NSN 7360-01-277-2558). The recommended minimum capacity of the exhaust system is 750 cubic feet/minute at 1.00 inch static pressure (see 6.14)

3.2.8 Refrigerator. The CK shall have a refrigerated storage capacity of not less than 58 cubic feet (approx. 60 cubic feet). The refrigerator shall maintain the temperature of perishable foods at 32° to 40°F continuously when connected to a power source, and for at least 4.5 hours when the CK is on the move or when electrical power is unavailable. The refrigerator shall be sufficiently durable to survive shock and vibration that may be encountered in transportation (see 3.4.1), and shall meet Environmental Protection Agency (EPA) requirements (see 3.4.10).

3.2.9 Heated cabinet. The CK shall have a heated cabinet configured with sufficient capacity to hold 10 commercial standard full size, six-inch deep steam table pans, or to hold a minimum of ten full sized sheet baking pans (Items 20 and 28 in Table III). The heated cabinet shall be capable of maintaining cooked rations at a temperature of 140° to 165°F.

3.2.10 Hand-washing capability. The CK shall have a hand-washing capability housed in a single modular system and consisting of a sink, faucet, water heater, pump (see 3.3.2), wastewater drain (see 3.3.3), liquid soap dispenser, and paper towel dispenser. The sink shall be not less than 10 inches deep and 1.2 cubic feet in volume. The faucet shall provide heated (110°

6

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

to 120°F) and unheated running water. The system shall not be damaged when the water supply is interrupted, and shall include provisions for purging water from the equipment for shutdown.

3.2.11 Floor drain. The floor of the CK shall be equipped with a drain. The drain shall include a grate to catch food particles. The drain apparatus and pipes shall be easily removed and cleaned. The floor drain shall be suitable for accidental spills and intentional hosing down of the floor for cleaning purposes, and shall include provisions for wastewater (see 3.3.3). The floor shall be non-permeable so that moisture cannot enter the container walls and reduce the lifetime of the system. The CK shall have provisions to seal the floor drain in transportation mode (see 3.2.1).

3.2.12 Storage areas. The CK shall have storage capability for all necessary food service preparation, serving, and ancillary equipment (not including remote feeding equipment). In operational mode (see 3.2.2), the CK shall provide separate storage areas for clean utensils and for dry storage (e.g., spices), and an area near the sink (see 3.2.10) to hang utensils. In transportation mode (see 3.2.1), the CK shall provide all storage areas and fastening equipment required to stow all parts of the system in the container.

3.2.13 Leveling. The CK shall include all hardware (e.g., jacks) necessary for leveling and stabilizing the system when mounted on its trailer (see 6.10) and when dismounted. The CK shall be equipped with provisions for visually verifying that the container is properly leveled (e.g., bubble levels).

3.2.14 Sanitation. All surfaces inside the CK shall be smooth and sanitizable in accordance with NSF International Standard No. 2.

3.2.15 Blackout capability. The CK shall provide an internal blackout capability to allow food service personnel to prepare meals under blackout conditions.

3.3 Interface and interoperability requirements.

3.3.1 Electrical.

3.3.1.1 Electrical system. The CK shall have an integral electrical system which powers all system components requiring electricity. The electrical system shall use alternating current, three-phase, 120/208 volts 50/60 hertz, 60 amp power, and shall be energized by the onboard generator (see 3.2.5) or by an external power source (see 3.3.1.2) depending on the operational scenario. The total power requirements of all CK sub-components shall not exceed the power generating capacity of the generator. All parts of the electrical system shall comply with NFPA Standard No. 70.

3.3.1.2 External power. The CK shall have a connector (NSN 5935-00-114-8708 or equivalent) and switching capability to operate on external power supplied by standard Army

7

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

power units (alternating current, three-phase, 120/208 volts 50/60 hertz, 60 amp, five-wire). The CK shall prevent the onboard generator and an external power source from simultaneously powering the electrical system.

3.3.1.3 Electrical connectors. All electrically powered appliances (e.g., refrigerator, heated cabinet, hand-washing station) shall use twist-lock connectors to interface with the electrical system (see 3.3.1.1).

3.3.1.4 MBU electrical interface. The CK shall be equipped with electrical cables and connectors to supply 24-Volt DC electrical power to each MBU. The connectors shall be compatible with the MBU power receptacle (NSN 5935-00-283-7189).

3.3.1.5 Convenience outlets. The CK shall have not less than two 110 volt 15 amp duplex outlets, which are easily accessible from the meal preparation area. The outlets shall be protected with ground-fault circuit interrupters.

3.3.1.6 Power switches. The CK shall have independent power switches to control the exhaust system (see 3.2.7), the lighting (see 3.5.16), and all other powered components, which do not have integral power controls. The switches shall be labeled to identify which component they control.

3.3.1.7 Overload protection/power control panel. The CK shall have resettable electrical overload protection devices (e.g., circuit breakers) to protect against electrical short, component damage, and personnel injury. Each major electrical component shall be serviced by a separate circuit. All overload protection devices shall be located in a common power control panel, and shall be labeled to identify which components they service.

3.3.1.8 Emergency shut-off. The CK shall be equipped with an emergency shut-off switch for the electrical system (see 3.3.1.1). The switch shall be located near the access door to the food preparation area (see 3.5.6). When activated, the switch shall shut down the generator and the external power feed in such a manner that the power control panel (see 3.3.1.7) is completely de-energized and safe to repair.

3.3.2 Potable water. The CK shall be equipped with a connector and water hose to allow the hand-washing capability (see 3.2.10) to automatically pump potable water from an M149 400-gallon water trailer. The water connector on the hand-washing capability shall be a 5/8-inch diameter female garden hose connector. The hose shall be a 5/8-inch diameter potable water garden hose not less than 50 feet long which interfaces with the hand-washing capability and the water trailer.

3.3.3 Wastewater. The CK shall be equipped with drainage connectors and hoses for reclaiming wastewater from the hand-washing capability (see 3.2.10) and the floor drain (see

8

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

3.2.11). The drainage connectors shall be industry standard 1.25-inch diameter male quick-disconnect. The hoses shall be 1.25-inch inner diameter hoses not less than 50 feet long with industry standard 1.25-inch diameter female quick-disconnects.

3.3.4 Generator. The CK shall provide visual and manual access to the control panel on the generator (see 3.2.5). All access panels built into the generator shall be easily accessible by gloved and barehanded personnel. The fuel connector, fresh air inlet and outlet, and the exhaust pipe shall not be obstructed. Sufficient air circulation shall be provided to meet the operational requirements of the generator.

3.3.5 MBU refuel capability. The CK shall have the capability to refuel the MBUs from a 5-gallon fuel can located outside the kitchen preparation and serving area, and still be protected from the natural elements of the environment. The CK shall have fuel hoses and connectors to allow all burners to be refueled both individually and concurrently without removing them from the cooking appliances. The fuel line connector shall be compatible with the MBU fuel connector (Parker BH1-60Y).

3.3.6 Field oven and Tray Pack Heater Tank exhaust. The CK shall have a mechanism for drawing hot exhaust air from the field oven and Tray Pack Heater Tank (see 3.2.5) out of the CK (e.g., draft inducers) without reducing the efficiency of the equipment.

3.3.7 Weapons rack. The CK shall include a weapons rack suitable for holding at least five M16 rifles in the food preparation area.

3.4 Support or ownership requirements.

3.4.1 Transportability.

3.4.1.1 The CK shall be capable of rail transportation without damage or degradation to the CK system or its trailer (see 6.10), and without damage to internal fastening devices (e.g., tiedown cables, blocking, or bracing).

3.4.1.2 Fixed wing. The CK shall be transportable in C-l30 and larger Air Mobility Command (AMC) aircraft.

3.4.1.3 Helicopter Sling Load (HSL). The CK, mounted on its trailer (see 6.10), shall be capable of being externally transported (sling loaded) by a DoD CH-47D rotary wing aircraft. The CK/trailer combination shall be structurally capable of meeting the requirements of interface standard MIL-STD-209 and shall show no signs of damage or degradation as a result of aerial transportation.

9

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

3.4.1.4 Ground mobility. The CK, mounted on its trailer (see 6.10), shall be capable of transportation over primary roads, secondary roads, and cross-country terrain. The CK shall withstand the shocks and vibrations encountered in ground transportation without damage or degradation to the system.

3.4.1.5 Forklift. The CK, in transportation mode, shall be capable of being lifted onto and off of its trailer (see 6.10) by a forklift without damage or degradation to the CK or its forklift provisions. The CK shall have forklift pockets for both loaded and unloaded containers (see 6.9) which conform to the dimensions of forklift pockets specified in ISO Standard 1496-1.

3.4.2 System weight. The total weight of the CK system, not including the trailer, fuel, or water, shall be not greater than 14,200 lbs.

3.4.3 Roof loads. The roof of the CK shall support the weight of personnel and equipment necessary for all set up, tear down, operation, maintenance, and camouflage tasks which take place on the roof without evidence of damage or degradation. In operational mode, the roof surfaces of the CK shall withstand a uniform snow load equivalent to 40 pounds per square foot.

3.4.4 Reliability. The CK shall demonstrate a mean time between essential function failure (MTBEFF) of not less than 110 hours. The CK shall demonstrate a mean time between system abort (MTBSA) of not less than 160 hours.

3.4.5 Preventative maintenance. The time required for before-operations and for after-operations preventative maintenance checks and services (PMCS) for the CK system, excluding all government furnished equipment, shall not exceed 15 minutes each. When blackout conditions are required, before-operations PMCS shall include deploying and checking the blackout provisions (see 3.2.15). During-operations checks shall consist of monitoring onboard system devices. PMCS may be performed sequentially or in parallel by the cooks.

3.4.6 Accessibility. All major components (e.g., generator) shall be accessible for adjustment, maintenance, servicing, and replacement without removing any other major component. All other components and assemblies shall be designed for ease of installation and replacement, and shall be accessible for maintenance, service, and replacement with minimum disturbance to other components.

3.4.7 Support equipment. The CK shall not require any new system-specific test, measurement, or diagnostic equipment. The CK shall not require any new or special tools for repair or maintenance. Special tools are tools other than common hand tools currently in the supply system or those specifically designed for use with a delivered product.

10

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

3.4.8 Finish. Except where detrimental to proper operation, external surfaces of the CK shall have a nontoxic chemical agent resistant finish. The word "CARC" together with the month and year of finishing, shall be stenciled near the identification plate (see 3.4.9) in block letters not less than one-inch high using lusterless chemical agent resistant paint. The color and type of the finish paint and stenciling paint shall be as specified in the contract or purchase order (see 6.2).

3.4.9 Identification plate. The CK shall have a durable, permanently affixed identification plate. The information on the identification plate shall be as specified in the contract or purchase order (see 6.2).

3.4.10 Ozone-depleting substances. All refrigerants used in the CK shall be commercially available nonozone-depleting, and environmentally safe. Class I ozone-depleting substances (see 6.7), as determined by the Environmental Protection Agency (EPA), shall not be contained in, and shall be prohibited from use during the fabrication of the CK.

3.5 **Human-system integration requirements**.

3.5.1 Instructions and warning placards. The CK shall have appropriate warning labels and instructions to assist personnel with safe operation and emergency procedures. All placards shall be permanently affixed to equipment, and shall be sufficiently durable to remain legible at all times. All placards shall be noticeable, recognizable and understandable.

3.5.2 Human Factors. The dimensions and layout of the CK shall permit safe and effective operation and maintenance by male and female personnel in the 5th to 95th percentiles when wearing the field duty uniform, mission-oriented protective posture (MOPP) level-II, and the cold weather ensemble during all potential environmental and operational conditions. Relevant anthropometric measurements are listed in table IV, and additional guidance can be found in the 1988 Anthropometric Survey of U.S. Army Personnel (see 6.11).

TABLE IV. Anthropometric dimensions

Description	Dimension to be used	Example application
Overhead reach	73 inches (5th percentile female)	Shelf height
Functional reach	32 inches (5th percentile female)	Counter depth
Stature	74 inches (95th percentile male, boots)	Head clearance
Shoulder breadth	27 inches (95th percentile male, bulky clothing)	Passage clearance
Weight	199 pounds (in BDU)	Roof weight limits

11

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

3.5.3 Uncontrolled hazards. The CK shall present no uncontrolled hazards to operators or potential damage to government equipment. Fail-safe design shall be used for critical safety/health function components or subsystems. Damage to safeguards shall be easily noticed by operators.

3.5.4 Fire protection. The CK shall have emergency fire protection equipment consisting of a minimum of four 2.5 lb. fire extinguishers with ABC fire-fighting capability. Two of the fire extinguishers shall be located near the access door to the food preparation area (see 3.5.6), and the other two shall be located near the generator compartment.

3.5.5 Emergency lighting. The CK shall have emergency lighting which automatically activates when normal lighting is lost. Sufficient emergency lighting shall be provided for personnel to safely evacuate the CK.

3.5.6 Doors. In operational mode (see 3.2.2), the CK shall have a door to enter the serving line, a door to exit the serving line, and a door to access the food preparation area.

3.5.7 Windows, In operational mode (see 3.2.2), the CK shall have windows, which can be used for enhanced ventilation and illumination when the operational situation permits. The windows shall include insect screens, and closures to meet environmental (see 3.6) and blackout (see 3.2.15) requirements. The CK shall have a minimum of four windows in the serving area and two windows in the food preparation area. Each window shall have a usable ventilation area of at least 7 square feet.

3.5.8 Stair-ladders. The CK shall include stair-ladders for safe ingress and egress when mounted on a towed trailer (see 6.10). One set of stair-ladders shall be provided for each door (see 3.5.6).

3.5.9 Roof access steps/handholds. The CK shall have roof access steps/handholds for safe access to and from the roof of the CK when mounted on a trailer (see 6.10) and when dismounted. Each step/handhold shall be capable of supporting 400 pounds without damage to itself or the CK. All steps/handholds permanently attached to the exterior of the container shall comply with transportation requirements (see 3.2.1 and 3.4.1).

3.5.10 Non-slip flooring and steps. The floors and steps shall be covered with a non-slip material to minimize slipping hazards from water, grease, and spilled food.

3.5.11 Efficient layout. The equipment layout in the CK shall allow five people to work comfortably and conveniently. Work areas shall be arranged to minimize walking between stations, to eliminate awkward body positions and reaches, and to provide adequate space to avoid crowding.

12

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

3.5.12 Tripping hazards. Aisles and passageways shall be free of tripping hazards such as door thresholds and other projections.

3.5.13 Surface heights. Food preparation surfaces shall have a height of 36 ± 0.5 inches from the floor.

3.5.14 Weight lifting/moving. All items designed to be carried or removed and replaced shall have handles or other suitable means for grasping, handling, and carrying. All items intended to be handled by one person shall weigh not more than 42 pounds. All items requiring ring more than one person to lift shall have a permanently affixed placard identifying the number of persons required to lift. Two-person, three-person, and four-person lifting limits are 84 pounds, 115 pounds, and 147 pounds, respectively, provided the load is uniformly distributed and the object is sufficiently large that the lifters do not interfere with one another. All heavy components that must be pushed horizontally (e.g., refrigerator) shall have locking wheels for repositioning them.

3.5.15 Surface temperatures. For surfaces where momentary skin contact could occur, temperatures shall not exceed 140°F for metal surfaces and 185°F for plastic surfaces. For surfaces where direct skin contact is expected, temperatures shall not exceed 120°F for metal surfaces and 156°F for plastic surfaces.

3.5.16 Illumination. Illumination levels in the CK preparation areas shall be between 20 and 75 foot-candles for all operational and maintenance tasks.

3.5.17 Noise. The steady-state noise level in the CK shall be less than 85dBA.

3.5.18 Ventilation. The CK shall provide ventilation or other protective measures to keep gases, vapors, dust, and fumes within safe limits. Intakes for ventilation systems shall be located to minimize the introduction of contaminated air from such sources as exhaust pipes.

3.5.19 Vibration. The CK shall not produce vibrations, which make operators uncomfortable or otherwise interfere with the ability to perform any operational or maintenance tasks.

3.5.20 Sharp edges/moving parts. The CK shall be free from non-functional sharp edges and projections. The CK shall not have any exposed moving parts, which could injure personnel.

3.5.21 Flammability. Fabrics and other materials in the CK shall be non-flammable, self extinguishing, and shall not melt when exposed to flame or high heat.

13

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

3.5.22 Toxicity. Materials used in the CK shall not cause skin irritations or other injuries, and shall not produce vapor hazards, including the emission of toxic or noxious odors, to personnel in the CK under all environmental conditions.

3.6 Environmental requirements.

3.6.1 Temperature. The CK shall be capable of set up, tear down, and operation in ambient temperature ranges of -25°F to 120°F with 3% relative humidity, at 105°F with 59% relative humidity, and 88°F with 88% relative humidity.

3.6.2 Rain/water. The CK, in operational and transportation modes, shall not permit water intrusion.

3.6.3 Humidity. The CK, in operational and transportation modes, shall be capable of withstanding daily exposure of up to 97% humidity, and exposure of 100% relative humidity (with condensation) for short periods of time without evidence of corrosion, structural damage, degradation, or permanent deformation.

3.6.4 Marine atmosphere. The CK shall be capable of operation and transportation when exposed to a marine environment equivalent to 25 lb/acre/yr (2.0 g/m2/yr) salt solution without experiencing corrosion or other degradation.

3.6.5 Sand/dust. The CK shall remain operable in sand and dust conditions.

3.6.6 Fungus. The CK and all the material that composes the CK shall be impervious to fungus growth.

3.6.7 Storage. The CK shall start and operate after storage at temperatures of -50°F to

160°F with no evidence of damage or degradation.

4. VERIFICATION

4.1 Classification of inspections. The inspection requirements specified herein are classified as follows:

a. First article inspection (see 4.1.1)

b. Conformance inspection (see 4.1.2)

4.1.1 First article inspection. When a first article is required (see 3.1 and 6.2), a sample shall be examined for all the verifications indicated in table V.

14

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

4.1.2 Conformance inspection. Conformance inspections shall consist of all the verifications indicated in table V. Sampling for this inspection shall be as specified in the contract or purchase order (see 6.2).

TABLE V. Verification matrix

Requirement	Requirement paragraph	Verification paragraph	FA*	C**
Operating requirements				
Transportation mode	3.2.1	4.4.3.1	X	X
Operational mode	3.2.2	4.4.1	X	X
Meal preparation	3.2.3	4.4.2	(1)	
Set up and tear down	3.2.4	4.4.4.1	X	X
Integrated equipment	3.2.5	4.4.1	X	X
Environmental control	3.2.6	4.4.4.2	(1)	
Exhaust system	3.2.7	4.4.2	(1)	
Refrigerator	3.2.8	4.4.2	X	X
Heated cabinet	3.2.9	4.4.2	X	X
Hand-washing capability	3.2.10	4.4.2	X	X
Floor drain	3.2.11	4.4.1	X	X
Storage areas	3.2.12	4.4.1	X	X
Leveling	3.2.13	4.4.1	X	X
Sanitation	3.2.14	4.4.3.2	X	X
Blackout capability	3.2.15	4.4.4.3	(1)	
Interface and interoperability requirements				
Electrical system	3.3.1.1	4.4.1, 4.4.3.3	X	X
External power	3.3.1.2	4.4.1	X	X
Electrical connectors	3.3.1.3	4.4.1	X	X
MBU electrical interface	3.3.1.4	4.4.1	X	X
Convenience outlets	3.3.1.5	4.4.1	X	X
Power switches	3.3.1.6	4.4.1	X	X
Overload protection	3.3.1.7	4.4.1	X	X
Emergency shut-off	3.3.1.8	4.4.4.4	X	X
Potable water	3.3.2	4.4.1	X	X
Wastewater	3.3.3	4.4.1	X	X
Generator	3.3.4	4.4.1	X	X
MBU refuel capability	3.3.5	4.4.1	X	X
Field oven exhaust	3.3.6	4.4.1	X	X
Weapons rack	3.3.7	4.4.1	X	X

15

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

Support or ownership requirements				
Rail transport	3.4.1.1	4.4.5.1	(1)	
Fixed wing transport	3.4.1.2	4.4.5.2	(1)	
Helicopter Sling Load transport	3.4.1.3	4.4.5.3	(1)	
Ground mobility	3.4.1.4	4.4.5.4	(1)	
Forklift transport	3.4.1.5	4.4.5.5	X	X
System weight	3.4.2	4.4.1	X	X
Roof loads	3.4.3	4.4.5.6	X	X
Reliability	3.4.4	4.4.4.5	(1)	
Preventative maintenance	3.4.5	4.4.2	(1)	
Accessibility	3.4.6	4.4.4.6	X	X
Support equipment	3.4.7	4.4.2	X	X
Finish	3.4.8	4.4.1, 4.4.3.4	X	X
Identification plate	3.4.9	4.4.1	X	X
Ozone-depleting substances	3.4.10	4.4.3.5	X	X
Human-system integration requirements				
Instruction and warning placards	3.5.1	4.4.1	X	X
Human factors	3.5.2	4.4.2	(1)	
Uncontrolled hazards	3.5.3	4.4.2	X	X
Fire protection	3.5.4	4.4.1	X	X
Emergency lighting	3.5.5	4.4.1	X	X
Doors	3.5.6	4.4.1	X	X
Windows	3.5.7	4.4.1	X	X
Stair-ladders	3.5.8	4.4.1	X	X
Roof access steps/handholds	3.5.9	4.4.5.7	X	X
Non-slip flooring and steps	3.5.10	4.4.2	(1)	
Efficient layout	3.5.11	4.4.2	(1)	
Tripping hazards	3.5.12	4.4.1	X	X
Surface heights	3.5.13	4.4.1	X	X
Weight lifting/moving	3.5.14	4.4.1	X	X
Surface temperatures	3.5.15	4.4.2	X	X
Illumination	3.5.16	4.4.1	X	X
Noise	3.5.17	4.4.2	X	X
Ventilation	3.5.18	4.4.5.8	X	X
Vibration	3.5.19	4.4.2	(1)	
Sharp edges/moving parts	3.5.20	4.4.1	X	X
Flammability	3.5.21	4.4.5.9	X	X
Toxicity	3.5.22	4.4.3.6	X	X
Environmental requirements				

16

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

Temperature	3.6.1	4.4.5.10	(1)	
Rain/water	3.6.2	4.4.5.11	(1)	
Humidity	3.6.3	4.4.5.12	(1)	
Marine atmosphere	3.6.4	4.4.5.13	(1)	
Sand/dust	3.6.5	4.4.5.14	(1)	
Fungus	3.6.6	4.4.5.15	(1)	
Storage	3.6.7	4.4.5.16	(1)	

(1) These tests shall be performed as part of the contractor first article test only when specified in the contract or purchase order (see 6.2).

* First article inspection

** Conformance inspection

4.2 Order of verifications. Certifications (see 4.4.3) and examinations (see 4.4.1) shall be conducted before all other verifications listed in table V. All remaining verifications can be performed in any order.

4.3 Verification alternatives. The contractor may propose alternative test methods, techniques, or equipment, including the application of statistical process control, tool control, or cost-effective sampling procedures to verify performance (see 6.4).

4.4 Verification methods. Verification methods can include visual examination, measurement, testing, simulation, modeling, engineering evaluation, component properties analysis, certification and similarity to previously-approved or previously-qualified designs.

4.4.1 Examinations. Examinations are nondestructive verifications which can include use of human senses, simple physical manipulation, and mechanical and electrical gauging and measurements. Examinations shall be used to verify that the performance criteria in section 3 have been satisfied for the following requirements.

a. Operational mode (see 3.2.2)
b. Integrated equipment (see 3.2.5)
c. Floor drain (see 3.2.11)
d. Storage areas (see 3.2.12)
e. Leveling (see 3.2.13)
f. Electrical system (see 3.3.1.1)
g. External power (see 3.3.1.2)
h. Electrical connectors (see 3.3.1.3)
i. MBU electrical interface (see 3.3.1.4)
j. Convenience outlets (see 3.3.1.5)
k. Power switches (see 3.3.1.6)
l. Overload protection (see 3.3.1.7)
m. Potable water interface (see 3.3.2)

17

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

n. Wastewater interface (see 3.3.3)

o. Generator interface (see 3.3.4)

p. MBU refuel capability (see 3.3.5)

q. Field oven and Tray Pack Heater Tank exhaust interface (see 3.3.6)

r. Weapons rack (see 3.3.7)

s. System weight (see 3.4.2)

t. Finish (see 3.4.8)

u. Identification plate (see 3.4.9)

v. Instructions and warning placards (see 3.5.1)

w. Fire protection (see 3.5.4)

x. Emergency lighting (see 3.5.5)

y. Doors (see 3.5.6)

z. Windows (see 3.5.7)

aa. Stair-ladders (see 3.5.8)

bb. Tripping hazards (see 3.5.12)

cc. Surface heights (see 3.5.13)

dd. Weight lifting/moving (see 3.5.14)

ee. Illumination (see 3.5.16)

ff. Sharp edges/moving parts (see 3.5.20)

4.4.2 Operational demonstration. An operational demonstration will be conducted using representative user troops to operate and maintain the CK, preparing two meals a day for 800 soldiers. Operational demonstration shall be used to verify that the performance criteria in section 3 have been satisfied for the following requirements. For requirements, which are not easily measured or demonstrated (e.g., efficient layout, see 3.5.11), verification will rely on user feedback from the operational demonstration.

a. Meal preparation (see 3.2.3)

b. Exhaust system (see 3.2.7)

c. Refrigerator (see 3.2.8)

d. Heated cabinet (see 3.2.9)

e. Hand-washing capability (see 3.2.10)

f. Preventative maintenance (see 3.4.5)

g. Support equipment (see 3.4.7)

h. Human factors (see 3.5.2)

i. Uncontrolled hazards (see 3.5.3)

j. Non-slip flooring and steps (see 3.5.10)

k. Efficient layout (see 3.5.11)

1. Surface temperatures (see 3.5.15)

m. Noise (see 3.5.17)

n. Vibration (see 3.5.19)

18

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

4.4.3 Certifications.

4.4.3.1 Transportation mode certification. The contractor shall certify that the CK in transportation mode meets the dimensional requirements of ISO Standard 668 and ISO

Standard 1161. The contractor shall certify that the CK meets the testing requirements of ISO

Standard 8323 and ISO Standard 1496-1. The contractor shall receive a written Certificate for

Safe Containers from the Coast Guard for the CK.

4.4.3.2 Sanitation certification. The contractor shall certify that all surfaces meet the requirements of NSF International Standard No. 2.

4.4.3.3 Electrical system certification. The contractor shall certify that the electrical system meets the requirements of NFPA Standard No. 70.

4.4.3.4 Finish certification. The contractor shall certify that the finish meets the test requirements of MIL-C-53072.

4.4.3.5 Ozone-depleting substances certification. The contractor shall certify that no refrigerant used in the CK is listed as a Class I ozone-depleting substance in the Environmental Protection Agency’s Pollutants/Toxic Web page at http://www.epa.gov/ebtpages/pollutants.html (see 6.7).

4.4.3.6 Toxicity certification. The contractor shall certify that materials used in the CK do not produce toxic exposure exceeding the limits specified in the American Conference of Government Industrial Hygienists (ACGIH) Threshold Limit Values (TLVs) and Biological Exposure Indices (BEIs).

4.4.4 Demonstrations.

4.4.4.1 Set up and tear down demonstration. Measure the time required for four military personnel and a supervisor to set up and tear down the CK. Setup begins with the CK configured for transportation. Setup will be considered complete when the system is leveled, all components have been moved to their final positions, all external interfaces (e.g., water, electric) have been connected, and meal preparation may begin. Tear down begins with the CK configured for meal preparation. Tear down will be considered complete when the CK has been returned to transportation mode. Time required to set up and to tear down shall not exceed 45 minutes each. If set up or tear down requires electrical power, verify that non-electric backup provisions and procedures are provided.

19

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

4.4.4.2 Environmental control demonstration. When performing the extreme temperature tests (see 4.4.5.10), verify that the CK maintains an internal temperature of greater than 60°F and a Wet Bulb Globe Temperature (WBGT) Index of less than 90°F using time weighted averages taken at five minute intervals, measured where the operators are working (i.e., not directly over the grill). After set up (see 3.2.4), allow the CK not more than 45 minutes to bring the interior temperature into the acceptable range. Measure the temperature difference between head level and floor level to be 10°F or less. The equation to determine the WBGT Index is (where NWB is the Natural Wet-Bulb Temperature, and GT is the Globe Temperature):

WBGT = 0.7xNWB + 0.3xGT

4.4.4.3 Blackout capability demonstration. Perform this demonstration on the CK in operational mode with blackout provisions deployed. While operating the CK for a simulated meal (see 6.15), verify that no visible light is detected using the naked eye from a distance of 300 feet. Begin observations by looking for light 360 degrees around the CK in 45 degree increments, After completion of the 360-degree measurement, monitor all door openings for the remaining meal preparation time.

4.4.4.4 Emergency shut-off demonstration. Verify that the CK has an emergency shut-off switch located near the food preparation area access door. With the CK in operational mode, demonstrate that the switch shuts down the entire electrical system. Examine the power control panel to verify that it is completely de-energized. Conduct the demonstration once using the generator and once using an external power source.

4.4.4.5 Reliability demonstration. The CK will be evaluated as a group of sub-components which contribute to the system overall reliability demonstration. The CK shall demonstrate essential function reliability by completing the operational demonstration (see 4.4.2) without equipment failure or accepted fix and validation. Emphasis will be put on the transportability as a means of simulating the most critical environment the system needs to withstand. All sub-components failures occurring during test will require a contractor proposed fix and validation that is approved by the Army as a requirement for test completion and reliability validation. An essential function failure (EFF) is an event resulting in loss or degradation of cooking, refrigeration, climate control, ventilation, lighting, power generation, water distribution, mobility, or overall operability function. A system abort (SA) is any EFF or combination of EFFs that prevent the CK from producing a scheduled hot meal, that renders the system unable to enter service or causes immediate removal from service, or an event posing threat of serious injury to personnel or equipment.

4.4.4.6 Accessibility demonstration. Verify accessibility during the preventative maintenance demonstration (see 4.4.2), by demonstrating that all components and assemblies are easily accessible for maintenance, service, and replacements with minimum disturbance to other

20

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

components. Verify that major components are accessible for maintenance by removing and replacing the generator and environmental control unit.

4.4.5 Tests.

4.4.5.1 Rail test. Test the CK in transportation mode, with and without its trailer, in accordance with test method standard MIL-STD-810, Method 516.4, Procedure VIII, rail impact. Upon completion of the test, verify that the CK has no damage that renders it unsuitable for use. Certification that the CK meets the requirements for movement by rail shall be obtained from the Director, Military Traffic Management Command (MTMC-TEA), ATTN: MTTE-DPE, 720 Thimble Shoals Road, Suite 130, Newport News, VA 23606-0276.

4.4.5.2 Fixed wing test. Test the CK in transportation mode to determine suitability for fixed wing transportation (see 6.12). Upon completion of the tests, verify that the CK has no damage that renders it unsuitable for use. Certification that the CK meets the requirements for movement by fixed-wing aircraft shall be obtained from the HQ, ASC/ENFC, Building 560, 2530 Loop Road West, Wright-Patterson Air Force Base, OH 45433-7101.

4.4.5.3 Helicopter Sling Load (HSL) test. Test the CK in transportation mode, with its trailer, for compliance with MIL-STD-209 using a CH-47D helicopter. Upon completion of the test, verify the CK has no damage that renders it unsuitable for use. Certification that the CK meets the requirements for movement by CH-47D helicopter shall be obtained from the U.S. Army Natick Soldier Systems Center, ATTN: AMSSB-RAD(N), Natick, MA 01760-5017.

4.4.5.4 Ground mobility test. Test the CK/trailer combination by transporting it over 3000 miles of road courses simulating 30% primary roads, 65% secondary roads, and 5% cross country travel. After every 500 miles of ground mobility testing, set up the CK, inspect it for signs of damage, and verify that all components are still functional. After 3000 miles, set up the CK and operate it for a simulated meal (see 6.15).

4.4.5.5 Forklift test. Examine the CK to have forklift pockets that conform to ISO dimensional requirements for both loaded and unloaded containers. Using a forklift, lift the CK in transportation mode four feet off the ground for ten minutes. Then, lower the CK to a height of one foot above the ground, and move it 50 feet forward and 50 feet back. Repeat this process for each set of forklift pockets. Inspect the CK for damage and deformation. Minor abrasions caused by the forklift tines do not constitute failure of this test.

4.4.5.6 Roof loads test. Place a 330-pound load over two 1-square foot areas at the weakest point of the fixed roof, and at various locations representing the spots where personnel will be positioned for setting up, tearing down, operating, maintaining, and camouflaging the CK. During the test, locate the two loaded areas no more than three feet apart. At each location, apply the load for a minimum often minutes. To simulate a snow load, subject the roof surfaces

21

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

of the CK in operational mode to a uniform load of 40 pounds per square foot for five minutes. Visually inspect the CK for evidence of structural damage, delamination, popped seals, panel separation, etc., both during the application of and after the removal of the applied loads.

4.4.5.7 Roof access steps/handholds test. Apply a vertical load of 400 pounds for one minute to the outermost point of each deployed step/handhold, one at a time. For handhold(s) on the roof, apply a horizontal load of 400 pounds for one minute to the outermost point of the deployed handhold. After applying each load, inspect the container and the step/handhold for damage or deformation.

4.4.5.8 Ventilation test. Using analytical methods referenced in the OSHA Technical

Manual (OTM), test air quality in the CK during meal preparation to be within the Permissible

Exposure Limits (PELs) specified by Occupational Safety and Health Administration (OSHA)

Standard No. 1910.1000. Using methods referenced in the NIOSH Manual of Analytical

Methods (NMAM), test the air quality to be within the limits specified in the American

Conference of Government Industrial Hygienists (ACGIH) Threshold Limit Values (TLVs).

Verify that ventilation intakes are not located near exhaust pipes.

4.4.5.9 Flammability test. Test all fabrics and films in accordance with NFPA Standard No. 701. Verify that the fabric and other materials in the CK self-extinguish within 2 seconds after exposure to the flame source for 12 seconds. Measure the char length on the 12-inch by 2-inch sample strip to be less than 6 inches. Verify that there is no flaming melt drip, or melted or molten pieces of fabric at any time.

4.4.5.10 Temperature test. Perform this test for each of the four following temperature conditions: -25°F, 120°F at 3% relative humidity, 105°F at 59% relative humidity, and 88°F with 88% relative humidity. For each condition, soak the CK for at least one hour. Then set up the CK, operate it for a simulated meal (see 6.15), and tear it down. Verify that in these conditions the CK meets all requirements, giving special attention to the requirements in 3.2.3, 3.2.4, and 3.2.6.

4.4.5.11 Rain/water test. Test the CK to be waterproof in both operational mode and transportation mode without the aid of supplementary sealing, caulking, taping, etc., using a 40 PSIG water spray. Spray each external surface for 30 minutes using nozzles located 19 inches from and normal to the surface. Visually examine the CK to ensure that no water intrusion occurred, and weigh the CK to verify that the weight did not increase.

4.4.5.12 Humidity test. Expose the CK, in both operational mode and transportation mode, to the test conditions for the aggravated temperature-humidity cycle in accordance with test method standard MIL-STD-810, Humidity test, Method 507.4, both the operational mode and transportation mode will be exposed for 5 cycles. After each mode of cycling has been

22

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

completed, inspect the CK for evidence of corrosion, structural damage, degradation, or permanent deformation.

4.4.5.13 Marine atmosphere test. Expose the CK, in both operational mode and transportation mode, to a marine atmosphere and test in accordance with MIL-STD-810, Salt Fog test, Method 509.4, except that the salt solution shall have a concentration of 10% and the exposure period shall be 96 hours. After the test, inspect the CK for evidence of corrosion and degradation.

4.4.5.14 Sand/dust test. Subject the CK, in transportation mode, to blowing sand testing in accordance with MIL-STD-810, Method 510.4, procedure II. Subject all sides for 30 minutes each. The velocity of the sand stream shall be 3540 to 5700 ft/min., and the concentration shall be 2.2 ± 0.5 g/m3. Verify successful completion of the test by setting up the CK, operating it for 30 minutes, and tearing it down. Next, subject the CK, in operational mode, to blowing dust in accordance with Method 510.3, procedure I for three hours at 70°F. The velocity shall be 300 to 1750 ft/min imposed on the CK generator side. Verify successful completion of the test by operating the CK for 30 minutes and tearing it down.

4.4.5.15 Fungus test. All material components shall be certified for resistance to fungi. Where certification does not exist, that material shall be tested in accordance with MIL-STD-810, Method 508.5. Also, the CK in both operational and transportation mode shall be tested in accordance with MIL-STD-810, Method 508.5.

4.4.5.16 Storage test. Subject the CK, in transportation mode, to storage temperatures of 160°F and -50°F. For each temperature, soak the CK for 24 hours and then bring the ambient temperature to 70°F. Verify successful completion of each test by setting up the CK, operating it for 30 minutes, and tearing it down.

5. PACKAGING

5.1 Packaging. For acquisition purposes, the packaging requirements shall be as specified in the contract or order (see 6.2). When actual packaging of materiel is to be performed by DoD personnel, these personnel need to contact the responsible packaging activity to ascertain requisite packaging requirements. Packaging requirements are maintained by the Inventory Control Point’s packaging activity within the Military Department or Defense Agency, or within the Military Department’s System Command. Packaging data retrieval is available from the managing Military Department’s or Defense Agency’s automated packaging files, CD-ROM products, or by contacting the responsible packaging activity.

23

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

6. NOTES

(This section contains information of a general or explanatory nature that may be helpful, but is not mandatory.)

6.1 Intended use. The CK will be employed at meal preparation sites generally limited to the battalion level but also may be employed at selected units and remote locations. The CK will be used to prepare up to three hot meals per day when the tactical and logistical situation permits. Food will be prepared and served from the CK at the preparation site and/or placed in insulated food containers for remote feeding. The CK will be capable of operation in temperature, humidity, and solar radiation conditions of hot and basic climates and will be capable of worldwide deployment consistent with climatic requirements. The CK will be interfaced with a towed trailer for ground transportation. The kitchen covered by this specification is military unique because there are no commercial kitchens available which offer a similar food preparation capability while meeting the transportability, environmental, interface, and cost requirements.

6.2 Acquisition requirements. Acquisition documents must specify the following:

a. Title, number, and date of this specification

b. Issue of DoDISS to be cited in the solicitation, and if required, the specific issue of individual documents referenced (see 2.2.1, 2.2.2, and 2.3)

c. When a first article is required (see 3.1,4.1.1, and 6.3)

d. Government furnished equipment source and delivery (see 3.2.5)

e. When additional tests are required for first article (see table V)

f. Sampling for conformance testing (see 4.1.2)

g. Color and type of finish paint and stenciling paint required (see 3.4.8); the paint will be in accordance with MIL-C-53072 for Army procurements

h. Information required on the identification plate (see 3.4.9)

i. Packaging requirements (see 5.1)

j. When a technical manual is required (see 6.5)

6.3 First article. When requiring a first article inspection, contracting documents should provide specific guidance to offerors. This guidance should cover whether the first article is a first article sample, a first production item, or the number of test items. These documents should also include specific instructions regarding arrangements for examinations, approval of first article test results, and disposition of first articles. Pre-solicitation documents should provide Government waiver rights for samples for first article inspection to bidders offering a previously acquired or tested product. Bidders offering such products, who wish to rely on such production testing must furnish evidence with the bid that prior Government approval is appropriate for the pending contract.

24

W911QY-04-R-0011

Attachment 1

MIL-PRF-32026(GL)

6.4 Verification alternatives. Contracting documents should provide guidance to offerors regarding the submission of alternatives to specified verification methods (see 4.3).

6.5 Technical manuals. The requirement for technical manuals should be considered when this specification is applied on a contract. If technical manuals are required, specifications and standards that have been cleared and listed in DoD 5010.12-L, Acquisition Management Systems and Data Requirements Control List (AMSDL) must be listed on a separate Contract Data Requirements List (DD Form 1423), which is included as an exhibit to the contract. The technical manuals must be acquired under a separate contract line item in the contract.

6.6 Recycled, recovered, or environmentally preferable materials. Recycled, recovered, or environmentally preferable materials should be used to the maximum extent possible provided that the material meets or exceeds the operational and maintenance requirements, and promotes economically advantageous life cycle costs.

6.7 Ozone-depleting substances. A listing of ozone-depleting substances prohibited from use can be found in the Environmental Protection Agency’s Pollutants/Toxic Web page at http://www.epa.gov/ebtpages/pollutants.html.

6.8 Army field rations. Information about army field rations can be found in the publication Operational Rations of the Department of Defense, Natick PAM 30-25. This document is available from the U.S. Army Soldier Systems Center, ATTN: AMSSB-RCF-G(N), Kansas Street, Natick, MA 01760.

6.9 Forklifts. Some Army Forklifts which will be used to lift the CK are incompatible with ISO standard forklift pocket dimensions for loaded containers, but are compatible with the pocket dimensions for unloaded containers (see 3.4.1.5).

6.10 Trailer. The towed trailer for the CK system is not part of this specification, but will be used for assessing transportability and other requirements. The trailer includes jacks, which can level a load such as the CK in transportation mode (see 3.2.1 and 3.2.13). The technical manual, TM 9-2330-328-l4&P, is available from the Standardization Documents Order Desk, 700 Robbins Avenue, Building 4D, Philadelphia, PA 19111-5094.

6.11 Human Factors. The 1988 Anthropometric Survey of U.S. Army Personnel, Natick TR-89/044, is available from the National Technical Information Service, U.S. Department of Commerce, 5285 Port Royal Road, Springfield, VA 22161.

6.12 Fixed wing transportation. Guidance for design and testing of the fixed wing transportation requirements (see 3.4.1.2 and 4.4.5.2) can be found in MIL-HDBK-l791 — Designing for Internal Aerial Delivery in Fixed Wing Aircraft. This document is available from

25

W911QY-04-R-0011
Attachment 1

MIL-PRF-32026(GL)

the Standardization Documents Order Desk, 700 Robbins Avenue, Building 4D, Philadelphia, PA 19111-5094.

6.13 Expandable container. A three-for-one container has been successfully used to satisfy the requirement for sheltered floorspace in 3.2.2.

6.14 Exhaust fans. A pair of exhaust fans, with a combined capacity of 750 cubic feet/minute at 1.00 inch static pressure, have been successfully used as part of an exhaust system which satisfies the requirements of 3.2.7.

6.15 Simulated meal. Some verifications (see 4.4.4.3, 4.4.5.4, and 4.4.5.10) require operating the CK for a simulated meal. The simulated meal will consist of five persons performing all activities, including ingress and egress of the CK, and operating all equipment, such as exhaust fans and MBUs, in a manner that closely resembles actual preparation of 800 A-Ration meals. The simulated meal will have a duration of three hours, and may include the preparation of limited quantities of food.

6.16 Subject term (keyword) listing.

Field feeding
Food
Hot meals
ISO container
Meal preparation
Mobile
Modern burner unit
Ration
Trailer

Custodian:
Army - GL

Review Activities:
Army - MD1, QM1

Preparing activity:
Army - GL

(Project 7360-A198)

26

W911QY-05-D-0004

Attachment 3

MIL-PRF-49506

APPENDIX A

SUMMARY TITLE(s): Maintenance Planning Summary and Repair Analysis Summary

SPECIFIC INSTRUCTIONS: Contractor shall prepare Supportability Analysis

Summaries outlining maintenance repair times and levels for the Maintenance Allocation

Chart. Contractor format is acceptable as approved by the Government. Submittal(s) in hard copy format and 3.5 disk or compact disk (CD) in ASCII format following Government approval.

DATA IN LMI SPECIFICATION (Please provide the data product title):

Data NOT IN LMI SPECIFICATION (Please provide the data product title, its definition and its format):

Maintenance Planning Summary: This summary shall provide, in contractor format, supporting information j justifying the need for each maintenance action on the Maintenance Allocation Chart, e.g., elapsed time of maintenance actions; task frequency; failure rate of an item; Mean Time to Repair an item; and an item’s man hour allocation by maintenance action and level.

Repair Analysis Summary: This summary shall provide, in contractor format, the levels of maintenance at which the repair should be performed and which items should be repaired and which should be discarded. The summary may identify the placement and allocation of spares, support equipment and personnel.

SUMMARY LAYOUT (if applicable): Government Provided: Contractor Provided: X

FIGURE 1 - WORKSHEET 1 - SUPPORTABILITY ANALYSIS SUMMARIES

W911QY-05-D-0004

ATTACHMENT 4

MIL-PRF-49506

APPENDIX B

* *

* DATA PRODUCT DELIVERABLE: *

* *

* *

* This worksheet is used to select data deemed necessary by the government. *

* Data should be used to feed down stream government process. *

* *

* SELECT EXPLANATION *

* X Data product required on all items *

* *

* A As applicable *

* *

* T Registered Support Equipment Only *

* *

* U Non-Registered Support Equipment Only *

* *

* R Repairables only *

* *

* P All “P” source code items *

* *

* N New “P” source code items *

* *

* Y National Stock Number items *

* *

* O “Ref” items only *

* *

* F First appearance items only *

*

C COTS items *

* *

* I NDI items *

* *

* D Developmental items *

* *

* L LRU/WRA items *

* *

* S SRA/SRU items *

* *

* M Packaging, Common items *

* *

* B Packaging, Bulk items *

* *

* E Support Equipment *

* *

* NOTE: Other codes may be assigned by the program office as identified below. *

* Program specific selections and explanations. *

* *

* *

* *

* *

* *

* *

**

FIGURE 2 - WORKSHEET 2 - LMI DATA PRODUCTS

1

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

DATE PRODUCT TITLE	SELECT	ADDITIONAL INFORMATION
ALLOWANCE ITEM CODE (AIC)		
ALLOWANCE ITEM QUANTITY		
ALTERNATE INDENTURED PRODUCT CODE (AIPC)		
ALTERNATE IPC - UUT		
AUTOMATIC DATA PROCESSING EQUIPMENT CODE		
BASIS OF ISSUE (BOI)		
QUANTITY AUTHORIZED (QTY-AUTH)		
END ITEM	X	
LEVEL		
CONTROL		
CALIBRATION AND MEASUREMENT REQUIREMENTS SUMMARY RECOMMENDED		
CALIBRATION INTERVAL		
CALIBRATION ITEM		
.LIBRATION PROCEDURE		
CALIBRATION REQUIRED		
CALIBRATION TIME		
CHANGE AUTHORITY NUMBER		
CLEANING AND DRYING PROCEDURE		
COMMERCIAL AND GOVERNMENT ENTITY (CAGE) CODE	X	
CAGE CODE - ADAPTER INTERCONNECTOR DEVICE		
CAGE CODE - ARN	X	
CAGE CODE - ARN ITEM	X	
CAGE CODE - ARTICLES REQUIRING SUPPORT		
CAGE CODE - ATE		
CAGE CODE - CATEGORY III SE		
CAGE CODE - CTIC		
CAGE CODE - PACKAGING DATA PREPARER		
CAGE CODE - SUPPORT EQUIPMENT	X	

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

2

MIL-PRF-49506 APPENDIX B

W911QY-05-D-0004 ATTACHMENT 4

CAGE CODE - TEST PROGRAM SET

CAGE CODE - OUT

CONTRACTOR FURNISHED EQUIPMENT/GOVERNMENT FURNISHED EQUIPMENT (CFE/GFE)

CONTRACTOR RECOMMENDED

CONTRACTOR RECOMMENDED - DDCC

CONTRACTOR RECOMMENDED - IRCC

CONTRACTOR TECHNICAL INFORMATION CODE (CTIC)

CONTROLLED INVENTORY ITEM CODE

CRITICALITY CODE

CUSHIONING AND DUNNAGE MATERIAL CODE

CUSHIONING THICKNESS

DEGREE OF PROTECTION CODE

DEMILITARIZATION CODE (DMIL) x

DESCRIPTION/FUNCTION AND CHARACTERISTICS [ILLEGIBLE] SUPPORT EQUIPMENT

DESIGN DATA CATEGORY CODE

DESIGN DATA PRICE

END ITEM ACRONYM CODE (EIAC)

ESSENTIALITY CODE x

ESTIMATED PRICE x Actual Price is required

ESTIMATED PRICE - DDCC

ESTIMATED PRICE - IRCC

FIGURE NUMBER x

FRAGILITY FACTOR

FUNCTIONAL ANALYSIS

FUNCTIONAL GROUP CODE x

HARDNESS CRITICAL ITEM (HCI)

HARDWARE DEVELOPMENT PRICE

HAZARDOUS CODE

INDENTURE CODE x

FIGURE 2 - WORKSHEET 2 - LMI DATA PRODUCTS

3

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

ATTACHING PART/HARDWARE		
OPTION 1		
OPTION 2		
OPTION 3	X	
OPTION 4	x	
OPTION 5		
INDENTURE FOR KITS	x	
OPTION 1	x	
OPTION 2		
OPTION 3		
INDENTURE CODE - IPC		
INDENTURED PRODUCT CODE (IPC)		
INDENTURED PRODUCT CODE (IPC) - UUT		
INPUT POWER SOURCE		
OPERATING RANGE - MINIMUM		
OPERATING RANGE - MAXIMUM		
ALTERNATING CURRENT/DIRECT CURRENT		
FREQUENCY RANGE - MINIMUM		
FREQUENCY RANGE - MAXIMUM		
PHASE		
WATTS		
PERCENT MAXIMUM RIPPLE		
INSTALLATION FACTORS OR OTHER FACILITIES		
INTEGRATED LOGISTIC SUPPORT PRICE		
INTEGRATED LOGISTIC SUPPORT REQUIREMENTS CATEGORY CODE		
INTERCHANGEABILITY CODE		
INTERMEDIATE CONTAINER CODE		
INTERMEDIATE CONTAINER QUANTITY		
ITEM CATEGORY CODE (ICC)		
IM DESIGNATOR CODE		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

4

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

ITEM DESIGNATOR - END ARTICLE		
ITEM DESIGNATOR - GOVERNMENT		
ITEM NAME	X	
ITEM NAME - ARTICLE REQUIRING SUPPORT		
ITEM NAME - SE		
ITEM NAME CODE		
ITEM NUMBER		
JULIAN DATE - SPI NUMBER		
LINE REPLACEABLE UNIT (LRU)	X	
LOT QUANTITY		
FROM		
TO		
MAINTENANCE ACTION CODE (MAC)		
MAINTENANCE REPLACEMENT FACTOR (MRF)		
MRF - DEPOT LEVEL REPAIRABLES		
MRF - FIELD LEVEL REPAIRABLES		
MRF - CONSUMABLES	x	
MAINTENANCE REPLACEMENT RATE I (MRRI)	x	
MAINTENANCE REPLACEMENT RATE II (MRRII)	x	
OPTION 1		
OPTION 2		
MAINTENANCE TASK DISTRIBUTION	x	
MATERIAL		
MATERIAL LEADTIME		
MATERIAL WEIGHT		
MAXIMUM ALLOWABLE OPERATING TIME (MAOT)		
MEAN TIME BETWEEN FAILURES (MTBF)		
MEAN TIME BETWEEN FAILURES (MTBF) - SUPPORT EQUIPMENT		
MEAN TIME TO REPAIR (MTTR)		
MEAN TIME TO REPAIR (MTTR) - SE		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

5

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

..ASUREMENT BASE (MB)		
MEASUREMENT BASE - MEAN TIME BETWEEN FAILURES		
MEASUREMENT BASE - MEAN TIME BETWEEN FAILURES - SUPPORT EQUIPMENT		
MEASUREMENT BASE - WEAROUT LIFE		
METHOD OF PRESERVATION		
MOBILE FACILITY CODE		
NATIONAL STOCK NUMBER - CONTAINER		
FEDERAL SUPPPLY CLASSIFICATION	X	
NATIONAL ITEM IDENTIFICATION NUMBER	X	
NATIONAL STOCK NUMBER AND RELATED DATA	X	
COGNIZANCE CODE		
MATERIEL CONTROL CODE		
FEDERAL SUPPLY CLASSIFICATION	x	
NATIONAL ITEM IDENTIFICATION NUMBER		
SPECIAL MATERIEL IDENTIFICATION CODE/ MATERIEL MANAGEMENT AGGREGATION CODE		
ACTIVITY CODE		
NEXT HIGHER ASSEMBLY PROVISIONING LIST ITEM SEQUENCE NUMBER (NHA PLISN)	x	
NEXT HIGHER ASSEMBLY PROVISIONING LIST ITEM SEQUENCE NUMBER INDICATOR (NHA IND)	x	
NOT REPARABLE THIS STATION (NRTS)		
OPERATOR'S MANUAL	X	
OPTIONAL PROCEDURE INDICATOR		
OVERHAUL REPLACEMENT RATE (ORR)		
PACKAGING CATEGORY CODE		
PACKING CODE		
PARAMETERS		
INPUT/OUTPUT CODE - CATEGORY III SE		
PARAMETER - CATEGORY III SE		
RANGE FROM - CATEGORY III SE		
RANGE TO - CATEGORY III SE		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

6

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

ACCURACY - CATEGORY III SE		
RANGE/VALUE CODE - CATEGORY III SE		
INPUT/OUTPUT CODE - SUPPORT EQUIPMENT		
PARAMETER - SUPPORT EQUIPMENT		
RANGE FROM - SUPPORT EQUIPMENT		
RANGE TO - SUPPORT EQUIPMENT		
ACCURACY - SUPPORT EQUIPMENT		
RANGE/VALUE CODE - SUPPORT EQUIPMENT		
INPUT/OUTPUT CODE - UUT		
PARAMETER - UUT		
RANGE FROM - UUT		
RANGE TO - UUT		
ACCURACY - UUT		
RANGE/VALUE CODE - UUT		
OPERATIONAL/SPECIFICATION PARAMETER		
SS THROUGH PRICE		
PRECIOUS METAL INDICATOR CODE (PMIC)	x	
PREPARING ACTIVITY		
PRESERVATION MATERIAL CODE		
PRIOR ITEM PROVISIONING LIST ITEM SEQUENCE NUMBER (PRIOR ITEM PLISN)	X	
PRODUCTION LEAD TIME (PLT)	X	
PROGRAM PARTS SELECTION LIST (PPSL)		
PRORATED EXHIBIT LINE ITEM NUMBER (PRORATED ELIN)		
PRORATED ELIN QUANTITY		
PROVISIONING CONTRACT CONTROL NUMBER (PCCN)	x	
PROVISIONING LIST CATEGORY CODE (PLCC)		
PROVISIONING LIST ITEM SEQUENCE NUMBER (PLISN)	x	
PROVISIONING NOMENCLATURE	X	
..OVISIONING PRICE CODE		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

7

MIL-PRF-49506 APPENDIX B

W911QY-05-D-0004 ATTACHMENT 4

PROVISIONING REMARKS X (if required)

QUANTITY PER ASSEMBLY (QPA) x

OPTION 1 x

OPTION 2

OPTION 3

QUANTITY PER ASSEMBLY/QUANTITY PER END ITEM INDICATOR

QUANTITY PER END ITEM (QPEI) x

OPTION 1 x

OPTION 2

OPTION 3

QUANTITY PER FIGURE x

QUANTITY PER TEST

QUANTITY PER UNIT PACK

QUANTITY PROCURED

ENTITY SHIPPED

RECOMMENDED MINIMUM SYSTEM STOCK LEVEL

RECURRING COST

REFERENCE DESIGNATION

OPTION 1

OPTION 2

OPTION 3

OPTION 4

OPTION 5

REFERENCE DESIGNATION CODE (RDC)

REFERENCE NUMBER x

REFERENCE NUMBER - AID

REFERENCE NUMBER - ARN ITEM x

REFERENCE NUMBER - ARTICLES REQUIRING SUPPORT

REFERENCE NUMBER - AUTOMATIC TEST EQUIPMENT

FIGURE 2 - WORKSHEET 2 - LMI DATA PRODUCTS

8

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

REFERENCE NUMBER - CATEGORY III SE		
REFERENCE NUMBER - SUPPORT EQUIPMENT		
REFERENCE NUMBER - TPS		
REFERENCE NUMBER - UUT		
REFERENCE NUMBER (ARN) - ADDITIONAL		
REFERENCE NUMBER CATEGORY CODE (RNCC)	x	
REFERENCE NUMBER CATEGORY CODE - ARN		
REFERENCE NUMBER VARIATION CODE (RNVC)	x	
REFERENCE NUMBER VARIATION CODE - ARN		
REPAIR CYCLE TIME	x	
OPTION 1	X	
OPTION 2		
REPLACED OR SUPERSEDING PROVISIONING LIST ITEM SEQUENCE NUMBER		
REPLACED OR SUPERSEDING PROVISIONING LIST ITEM SEQUENCE NUMBER INDICATOR (RS/IND)		
REPLACEMENT TASK DISTRIBUTION	x	
REVISION		
REVISION - SERD		
REWORK REMOVAL RATE (RRR)		
ROTATABLE POOL FACTOR (RPF)		
SAME AS PROVISIONING LIST ITEM SEQUENCE NUMBER (SAME AS PLISN)	x	
SCOPE		
SCOPE - DDCC		
SCOPE - IRCC		
SERIAL NUMBER EFFECTIVITY		
SERIAL NUMBER EFFECTIVITY - FROM		
SERIAL NUMBER EFFECTIVITY - TO		
SERVICE DESIGNATOR CODE (SER)		
SERVICE DESIGNATOR CODE - SE		
SERVICE DESIGNATOR CODE - USING		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

9

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

..ELF LIFE (SL)	X	
SHELF LIFE ACTION CODE (SLAC)		
SKILL SPECIALTY CODE FOR SUPPORT EQUIPMENT OPERATOR		
SOURCE, MAINTENANCE AND RECOVERABILITY (SMR) CODE	X	All Items recommend as spares will coded PA
SOURCE, MAINTENANCE AND RECOVERABILITY CODE - SE		
SPARES ACQUISITION INTEGRATED WITH PRODUCTION (SAIP)		
SPECIAL MAINTENANCE ITEM CODE (SMIC)		
SPECIAL MARKING CODE		
SPECIAL MATERIAL CONTENT CODE (SMCC)		
SPECIAL PACKAGING INSTRUCTION NUMBER		
SPECIAL PACKAGING INSTRUCTION (SPI) NUMBER REVISION		
SUPPLEMENTAL PACKAGING DATA		
.PORT EQUIPMENT DIMENSIONS		
SE DIMENSIONS OPERATING		
LENGTH		
WIDTH		
HEIGHT		
SE DIMENSIONS SHIPPING		
LENGTH		
WIDTH		
HEIGHT		
SE DIMENSIONS STORAGE		
LENGTH		
WIDTH		
HEIGHT		
SUPPORT EQUIPMENT EXPLANATION		
SUPPORT EQUIPMENT RECOMMENDATION DATA .MBER (SERD NUMBER)		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

10

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

SUPPORT EQUIPMENT RECOMMENDATION DATA REVISION/SUPERSEDURE REMARKS		
SUPPORT EQUIPMENT WEIGHT		
SUPPORT EQUIPMENT WEIGHT - OPERATING		
SUPPORT EQUIPMENT WEIGHT - SHIPPING		
SUPPORT EQUIPMENT WEIGHT - STORAGE		
TECHNICAL MANUAL CHANGE NUMBER (TM CHG)	x	If required
TECHNICAL MANUAL INDENTURE CODE (TM IND)	x	
TECHNICAL MANUAL NUMBER	x	
TEST ACCURACY RATIO (TAR)		
TEST ACCURACY RATIO - CATEGORY III SE		
TEST ACCURACY RATIO - UUT PARAMETER		
TOTAL ITEM CHANGES (TIC)		
TOTAL QUANTITY RECOMMENDED		
TYPE EQUIPMENT CODE		
PE OF CHANGE CODE (TOCC)		
TYPE OF PRICE CODE		
TYPE OF STORAGE CODE		
UNIT CONTAINER CODE		
UNIT CONTAINER LEVEL		
UNIT OF ISSUE (UI)	X	
UNIT OF ISSUE CONVERSION FACTOR (UI CONVERSION FACTOR)	X	
UNIT OF ISSUE/UNIT OF MEASURE CODE	x	
UNIT OF ISSUE/UNIT OF MEASURE PRICE (UI/UM PRICE)	x	
UNIT OF MEASURE (UM)	X	
UNIT OF MEASURE - SE DIMENSIONS OPERATING		
UNIT OF MEASURE - SE WEIGHT OPERATING		
UNIT OF MEASURE - SE DIMENSIONS STORAGE		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

11

W911QY-05-D-0004
ATTACHMENT 4

MIL-PRF-49506
APPENDIX B

UNIT OF MEASURE - SE WEIGHT STORAGE		
UNIT OF MEASURE - SE DIMENSIONS SHIPPING		
UNIT OF MEASURE - SE WEIGHT SHIPPING		
UNIT PACK CUBE		
UNIT SIZE		
UNIT SIZE - LENGTH		
UNIT SIZE - WIDTH		
UNIT SIZE - HEIGHT		
UNIT SIZE - PACK LENGTH		
UNIT SIZE - PACK WIDTH		
UNIT SIZE - PACK DEPTH		
UNIT UNDER TEST EXPLANATION		
UNIT WEIGHT		
UNIT WEIGHT - PACK		
USABLE ON CODE (UOC)	x	
USABLE ON CODE - DESIGN CHANGE		
USABLE ON CODE - SUPPORT EQUIPMENT		
WEAROUT LIFE		
WORK UNIT CODE		
WORK UNIT CODE - ARTICLES REQUIRING SUPPORT		
WRAPPING MATERIAL		

FIGURE 2 – WORKSHEET 2 – LMI DATA PRODUCTS

12

Authorized Stockage List /Described Load List (ASL/PLL) W911QY [ILLEGIBLE]-0004

Attachment 5

ITEM DESCRIPTION NSN U/M VENDOR/MFR (CAGEC) PART NUMBER QTY per No. of CKs

Qty 1 Qty 2-6 Qty 7-15

1 Ballast, Fluorescent Lamp 6250-01-486-3452 EA Advance

Transformer/98775 RC-2SP40-TP 1 1 2

2 Caster, Swivel, with Brake, Single Oven Assembly 5340-01-486-2477 EA McMaster Carr/39428 060-3PJ-DW-WK 1 2 4

3 Caster, Swivel, with Brake, Refrigerator 5340-01-486-2455 EA Northland Corp./2B738 18202-001 1 2 4

4 Caster, Swivel, with Brake, Sink & Storage Cab 5340-01-486-2469 EA McMaster Carr/39428 22785T68 1 2 4

5 Caster, Swivel, with Brake, Tray Pack Heater 5340-01-486-2490 EA McMaster Carr/39428 9908T31 1 2 4

6 Caster, Swivel, with Brake, Mobile Warming Cabinet 5340-01-486-1916 EA InterMetro Industries/40038 RPB5NB 1 2 4

7 Filter, Air 18 x 18 x 1 4130-01-486-3708 EA McMaster Carr/39428 2150K48 1 1 2

8 Gasket, Refrigerator Door 5330-01-486-1410 EA Northland Corp./2B738 17963-000 1 1 2

9 Handle, Jack/Winch 5340-01-486-2219 EA AAR Cadillac/80298 50389-298 1 1 1

10 Hose, Supply, Potable Water, 25 ft. 4720-01-486-4309 EA McMaster Carr/39428 6226T11 1 1 1

11 Hose, Supply, Potable Water, 50 ft. 4720-01-482-0367 EA McMaster Carr/39428 6626T12 1 1 1

12 Hose, External Drain 4720-01-486-4342 EA SFA-FMD/0U5N7 47011050-1 1 1 1

13 MBU Power Converter 7310-01-502-9455 EA Teleflex/3AD06 MS0160 1 1 2

14 Pin Assembly, Corner Jack/Screw Jack, w/lanyard 5315-01-486-2020 EA AAR Cadillac/80298 50389-299 1 2 4

15 Pin, Shear, Corner Jack 5306-01-486-1828 EA AAR Cadillac/30298 50389-341 1 1 2

16 Pin Assembly, Wing Jack w/lanyard 5315-01-486-2021 EA AAR Cadillac/80298 50389-343 1 2 4

17 Power Cord, Replacement 6150-01-486-4603 EA SFA-FMD/0U5N7 47013012 1 1 2

18 Pump, Potable Water 4320-01-486-3601 EA Shurflo/1QMS9 2088-594-154 1 1 1

19 Retainer, Light tube 6210-01-486-1458 EA SFA-FMD/0U5N7 47012311 1 2 3

20 Orange Safety Strap, Shelter Wing 5340-01-486-1936 EA AAR Cadillac/80298 50389-214 1 1 2

21 Soap Dispenser 4510-01-465-5541 EA McMaster Carr/39428 2773K1 1 1 2

22 Switch, Toggle, Main Control Panel, SPST 5930-01-486-4747 EA Tristate Electric/097M6 HBL11SP 1 1 2

23 Switch, Toggle, Main Control Panel, DPDT 5930-01-486-4714 EA Tristate Electric/097M6 HBL22SP 1 1 2

24 Thermometer 6685-01-486-4758 EA Northland Corp./2B738 17465-000 1 1 2

1

Authorized Stockage List/[ILLEGIBLE Load List (ASL/PLL) W911 [ILLEGIBLE]-0004

Attachment 5

25 Tie-Down, Molded Rubber, 35 in 5340-01-492-4109 EA McMaster Carr/39428 3891T19 1 2 3

26 Tie-Down, Molded Rubber, 28 in 2030-01-168-9371 EA McMaster Carr/39428 3891T16 1 2 3

27 Film, clear polyester for refriqerator 9330-01-486-5500 EA McMaster Carr/39428 8689K31 1 2 3

28 Filter, clear, ceiling light 6210-01-486-2396 EA McMaster Carr/39428 1626K31 1 2 5

29 Filter, red, ceiling light 6210-01-486-2402 EA McMaster Carr/39428 1626K4RED 1 2 5

30 Plug, twist-loc, 15a, ceiling light 5935-01-486-4756 EA Tristate Electric/097M6 7594V 1 4 8

31 Cable, Shelter 4010-01-486-3503 EA AAR Cadillac/80298 50389-297 1 1 2

32 Winch Drum Assembly 3950-01-515-2999 EA AAR Cadillac/80298 50389201 1 1 2

2